                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-08612
                                  ---------------------------------------------

                          MARTIN CURRIE BUSINESS TRUST
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

          Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EH1 2ES
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

                               Lorraine McFarlane
                             c/o Martin Currie, Inc.
                                  Saltire Court
                                20 Castle Terrace
                                    Edinburgh
                                Scotland EH1 2ES
-------------------------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code: 011-44-131-479-4660
                                                   ----------------------------

Date of fiscal year end:  April 30
                        -------------------------------
Date of reporting period: May 1, 2003 to April 30, 2004
                         ------------------------------

EXPLANATORY NOTE: The registrant, an open-end investment company registered pursuant to Section 8(b) of the Investment Company Act of 1940 (the "Act"), has not filed a registration statement that has gone effective under the Securities Act of 1933 (the "1933 Act") because beneficial interests in the registrant are issued and sold solely in private transactions that do not involve any public offering within the meaning of Section 4(2) of the 1933 Act. Accordingly, this report is not filed under Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

MARTIN CURRIE BUSINESS TRUST

MCBT OPPORTUNISTIC EAFE FUND
MCBT GLOBAL EMERGING MARKETS FUND
MCBT JAPAN MID CAP FUND
MCBT PAN EUROPEAN MID CAP FUND
MCBT GREATER CHINA FUND


ANNUAL REPORT

APRIL 30, 2004


[MARTIN CURRIE LOGO]

                                                    MARTIN CURRIE BUSINESS TRUST

                                                               TABLE OF CONTENTS

                                                                                          PAGE
                                                                                          ----
MANAGEMENT DISCUSSION AND ANALYSIS                                                          2

SCHEDULES OF INVESTMENTS

   MCBT Opportunistic EAFE Fund                                                            17
   MCBT Global Emerging Markets Fund                                                       22
   MCBT Japan Mid Cap Fund                                                                 26
   MCBT Pan European Mid Cap Fund                                                          29
   MCBT Greater China Fund                                                                 32

STATEMENTS OF ASSETS & LIABILITIES                                                         35

STATEMENTS OF OPERATIONS                                                                   36

STATEMENTS OF CHANGES IN NET ASSETS                                                        37

FINANCIAL HIGHLIGHTS                                                                       40

NOTES TO FINANCIAL STATEMENTS                                                              45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                    51

TRUSTEES AND OFFICERS                                                                      52

OTHER INFORMATION                                                                          54

                                                    MCBT OPPORTUNISTIC EAFE FUND

                                                       PROFILE AT APRIL 30, 2004

OBJECTIVE               Capital appreciation through investment in an
                        international portfolio of primarily equity and equity-related securities other than securities of issuers located in the USA and Canada.

LAUNCH DATE             July 1, 1994

FUND SIZE               $34.8m

PERFORMANCE             Total return from May 1, 2003 through April 30, 2004

                        -  MCBT Opportunistic EAFE (excluding all transaction fees)          +40.3%
                        -  Morgan Stanley Capital International (MSCI) EAFE Index            +40.8%

                        Annualized total return from July 1, 1994 through April 30, 2004

                        -  MCBT Opportunistic EAFE (excluding all transaction fees)          +4.0%
                        -  MCBT Opportunistic EAFE (including all transaction fees)          +3.9%

                        The graph below represents the annualized total return of the portfolio from July 1, 1994 through April 30, 2004 including all transaction fees, versus the Morgan
                        Stanley Capital International (MSCI) EAFE Index from
                        July 31, 1994 to April 30, 2004.

                        -  MCBT Opportunistic EAFE (excluding all transaction fees)          +4.0%
                        -  MCBT Opportunistic EAFE (including all transaction fees)          +3.9%
                        -  Morgan Stanley Capital International (MSCI) EAFE Index            +4.1%

[CHART]

(in 00s)

               MCBT OPPORTUNISTIC EAFE FUND    MSCI EAFE INDEX
7/31/94                         $ 1,000,000        $ 1,000,000
4/30/95                         $   971,000        $ 1,050,000
4/30/96                         $ 1,128,300        $ 1,172,900
4/30/97                         $ 1,171,800        $ 1,166,600
4/30/98                         $ 1,445,100        $ 1,390,600
4/30/99                         $ 1,559,500        $ 1,527,000
4/30/2000                       $ 1,897,400        $ 1,743,400
4/30/2001                       $ 1,481,300        $ 1,463,600
4/30/2002                       $ 1,260,000        $ 1,264,300
4/30/2003                       $ 1,035,500        $ 1,063,000
4/30/2004                       $ 1,452,800        $ 1,496,700

(a) Performance for the benchmark is not available from July 1, 1994 (commencement of investment operations). For that reason, performance for the benchmark is shown from July 31, 1994.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the period shown. Each performance figure including all transaction fees assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering and redemption price which prior to June 28, 2000, reflects a transaction fee of 75 basis points on purchase and 75 basis points on redemption. Transaction fees were paid to the Fund to cover trading costs. Transaction fees were eliminated effective June 28, 2000. Past performance is not indicative of future performance.

PORTFOLIO COMMENTS      The 12 months ended April 30, 2004 was a dramatic year
                        for world markets. Markets recovered strongly from the lows that were reached around March 2003, before peaking in the first calendar quarter of 2004. Over the period, the MSCI EAFE index rose by 40.8%. Meanwhile, the MCBT
                        Opportunistic EAFE Fund rose by 40.3%. The underperformance occurred in the last month of the year, when returns were over 100 basis points behind the index.

                        Expectations for growth in the U.S. and loose monetary policy drove markets. The prospects for global growth were viewed as synchronous with China's growth. China's dramatic rates of expansion supported a huge rise in commodity prices, stimulated prospects for Japan's growth and underpinned Asian economies.

                        The favorite markets have been those most exposed to the economic upswing. Emerging markets and Japan have been the top performing regions. At a sector level, commodity, technology, and in Japan, asset plays and the domestic sectors, have outperformed.

                        We believe our asset allocation was successful. This included holding a large position in emerging markets and an overweight position in Japan. Meanwhile, sector weights in materials, technology and the consumer discretionary sector contributed positively to performance.

                        OUTLOOK

                        The geopolitical environment remains difficult. Euphoria at the speed of the resolution of the initial conflict in Iraq has given way to fears about the ability to win the peace. Meanwhile, Israel, Palestine and North Korea continue to cause concern.

                        The current view is one of caution. Politics, interest rates and global liquidity are preventing equity price rises in the immediate future. However, the corporate message remains positive. Growth in earnings is strong and companies have substantial levels of free cash. The market believes that imminent rises in interest rates could have a significant impact on growth into 2005. Our reaction to this environment has been to reduce the overall risk profile of the portfolio. We have reduced the position in emerging markets and have re-invested in selected European stocks.

INVESTMENT              James Fairweather, a member of the team that has primary
MANAGER PROFILE         responsibility for the day-to-day management of the
                        Fund, spent three years with Montague Loebl Stanley &
                        Co. as an institutional sales and economics assistant.
                        He moved into Eurobond sales for 18 months with Kleinwort Benson before joining Martin Currie in 1984.
                        He has worked in our Far East, North American and continental European investment teams. Appointed a director in 1987, James became head of our continental
                        European team in 1992. He was appointed deputy chief investment officer in 1994 with overall responsibility for our investments in emerging markets. James was promoted to chief investment officer in 1997.

[CHART]

ASSET ALLOCATION
(% of net assets)

Europe                           61%
Japan                            27%
Pacific Basin                     7%
Latin America                     2%
Middle East                       1%
Other Areas                       1%
Short-Term Investment             1%

TOP TEN HOLDINGS
BY REGION/COUNTRY

                                                                        % OF NET ASSETS
               EUROPE
               Vodafone Group                       (United Kingdom)         3.4%
               UBS                                  (United Kingdom)         2.3
               Porsche                              (Germany)                2.0
               Roche Holding                        (Switzerland)            2.0
               Nestle                               (Switzerland)            1.9
               Royal Bank of Scotland Group         (United Kingdom)         1.9
               Telefonaktiebolaget LM
                 Ericsson, Series B                 (Sweden)                 1.9
               BNP Paribas                          (France)                 1.8

               JAPAN
               Canon                                (Japan)                  1.8
               Mitsui                               (Japan)                  1.7

                                               MCBT GLOBAL EMERGING MARKETS FUND

                                                       PROFILE AT APRIL 30, 2004

OBJECTIVE               Capital appreciation through investment primarily in
                        equity and equity-related securities of issuers located in countries with emerging markets and developing economies.

LAUNCH DATE             February 14, 1997

FUND SIZE               $461.1m

PERFORMANCE             Total return from May 1, 2003 through April 30, 2004

                        -  MCBT Global Emerging Markets Fund (excluding all
                           transaction fees)                                                      +54.3%
                        -  Morgan Stanley Capital International (MSCI) Emerging
                           Markets Free Index                                                     +53.6%

                        Annualized total return from February 14, 1997 through April 30, 2004

                        -  MCBT Global Emerging Markets Fund (excluding all
                           transaction fees)                                                       +0.3%
                        -  MCBT Global Emerging Markets Fund (including all
                           transaction fees)                                                       +0.1%

                        The graph below represents the annualized total return of the portfolio from February 14, 1997 through April
                        30, 2004 including all transaction fees, versus the Morgan Stanley Capital International (MSCI) Emerging
                        Markets Free Index from February 28, 1997 to April 30,
                        2004.

                        -  MCBT Global Emerging Markets Fund (excluding all
                           transaction fees)                                                       +0.3%
                        -  MCBT Global Emerging Markets Fund (including all
                           transaction fees)                                                       +0.1%
                        -  Morgan Stanley Capital International (MSCI) Emerging
                           Markets Free Index                                                      -0.2%

[CHART]

(in 00s)

        MCBT GLOBAL EMERGING MARKETS FUND       MSCI EMERGING MARKETS FREE INDEX
2/28/97                      $  1,000,000                            $ 1,000,000
4/30/97                      $    985,000                            $   975,000
4/30/98                      $    904,100                            $   833,700
4/30/99                      $    811,400                            $   748,700
4/30/2000                    $  1,014,200                            $   914,200
4/30/2001                    $    706,500                            $   679,000
4/30/2002                    $    805,600                            $   749,100
4/30/2003                    $    649,400                            $   643,800
4/30/2004                    $  1,002,000                            $   988,900

(a) Performance for the benchmark is not available from February 14, 1997 (commencement of investment operations). For that reason, performance for the benchmark is shown from February 28, 1997.

Performance shown is net of all fees. Returns and net asset values of fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each performance figure including all transaction fees assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering and redemption price which prior to October 1, 1998, reflects a transaction fee of 100 basis points on purchase and 100 basis points on redemption. Transaction fees were paid to the Fund to cover trading costs. Transaction fees were eliminated effective October 1, 1998. Past performance is not indicative of future performance.

PORTFOLIO               Over the 12 months ended April 30, 2004, the return from
COMMENTS                global emerging markets was well ahead of global equity
                        markets as a whole. The MSCI Emerging Markets Index rose by 53.6%, while the MCSI World Index was up by 30.1%.
                        Our fund outperformed the index, with a gain of 54.3%.

                        Over the period, equity investors were less adverse to risk. They reacted positively to signs of global recovery and to improving corporate profits. In particular, our asset allocation and stock selection in Asia was successful. Indian, Chinese and Thai stocks performed very well. Among the best performers were BHARAT HEAVY ELECTRICALS and BHARAT PETROLEUM of India, PTT PUBLIC COMPANY of Thailand, and CHALCO AND DENWAY MOTORS of China.

                        Over the last six months, the best performing geographical region has been emerging Europe. Our most successful stock calls in the region have been the banks, including TURKIYE GARANTI BANKASI of Turkey and, recently, OTP of Hungary.

                        After outperforming global markets substantially throughout most of the period, April saw a sharp fall in the asset class. Over this month, global emerging markets lost over 8%. This was a result of investors' worries about imminent interest rate rises in the US and measures by the Chinese government to slow strong economic growth. Commodity and China-related equities have been affected the most. Bond and currency markets have also suffered, especially in historically more interest rate sensitive markets such as Brazil and Turkey.

                        The measures being introduced by the Chinese government are unorthodox (selective credit restrictions) and it is difficult to quantify their real impact. According to our Chinese specialists the most probable outcome is a slowdown of growth from 10% last year to, a still very high, 7% this year. This is far from the feared economic 'hard landing'.

                        OUTLOOK

                        We are still very positive on the mid to long-term outlook for emerging markets equities and economies. But recognizing the increased risk and high volatility, we have decreased the relative size of our calls.

INVESTMENT              Dariusz Sliwinski, a member of the team that has primary
MANAGER PROFILE         responsibility for the day-to-day management of the
                        Fund, worked in a number of different industries before becoming an investment manager with Bank Gospodarczy
                        Investment Fund Ltd in Poland in 1994. In 1995 he moved to Warsaw-based Consortium Raiffeisen Atkins as a senior investment manager. Dariusz joined Martin Currie's emerging markets team in 1997. He is responsible for researching and recommending stocks in European emerging markets and Latin America and manages Martin Currie IF -
                        Emerging Markets Fund.

                        Dr. Slim Feriani, also a member of the team that has primary responsibility for the day-to-day management of the Fund, joined Nomura International in London as an investment analyst for the Middle East and North Africa after seven years as an assistant professor of finance at the George Washington University in the US. In 1999, he moved to UBCI Asset Management in Tunis as general manager before joining our emerging markets team in 2000. Slim manages investments in global emerging markets and Australia. He is also a specialist in global metal and mining stocks.

[CHART]

ASSET ALLOCATION
(% of net assets)

Pacific Basin                    47%
Latin America                    17%
Europe                           13%
Other Areas                      11%
Africa                            6%
Middle East                       4%
Short-Term Investment             2%

TOP TEN HOLDINGS
BY REGION/COUNTRY

                                                                          % OF NET ASSETS
               EUROPE
               LUKOIL, ADR                          (Russia)                  2.4%

               OTHER AREAS
               Morgan Stanley & Co.*                (India)                   8.7
               Taiwan Opportunities Fund Ltd.       (Investment Companies)    2.5

               PACIFIC BASIN
               Samsung Electronics                  (South Korea)             7.8
               Astra International                  (Indonesia)               3.7
               PT Telekomunikasi
                 Indonesia (TELKOM)                 (Indonesia)               3.2
               Kookmin Bank                         (South Korea)             2.9
               Bangkok Bank                         (Thailand)                2.3
               POSCO                                (South Korea)             2.3
               Merry Electronics                    (Taiwan)                  2.3

* Morgan Stanley & Co. is the issuer of the five equity-linked zero-strike European and American style call warrants listed on page 23 under India in the Fund's Schedule of Investments. Refer to Note B - Equity Linked Securities on page 46 for further details.

                                                        MCBT JAPAN MID CAP FUND^

                                                       PROFILE AT APRIL 30, 2004

OBJECTIVE               Capital appreciation through investment primarily in
                        equity and equity-related securities of midsized companies located in Japan.

LAUNCH DATE             August 15, 1994

FUND SIZE               $112.0m

PERFORMANCE             Total return from May 1, 2003 through April 30, 2004

                        -  MCBT Japan Mid Cap Fund (excluding all transaction
                           fees)                                                                  +88.0%
                        -  Morgan Stanley Capital International (MSCI) Japan
                           Index^^                                                                +62.0%
                        -  Tokyo Stock Exchange - Second Section Index                           +114.3%

                        Annualized total return from August 15, 1994 through April 30, 2004

                        -  MCBT Japan Mid Cap Fund (excluding all transaction
                           fees)                                                                   +5.8%
                        -  MCBT Japan Mid Cap Fund (including all transaction
                           fees)                                                                   +5.7%

                        The graph below represents the annualized total return of the portfolio from August 15, 1994 through April 30, 2004 including all transaction fees, versus Tokyo Stock
                        Exchange (TSE) - Second Section Index and Morgan Stanley
                        Capital International (MSCI) Japan Index from August 31,
                        1994 to April 30, 2004.

                        -  MCBT - Japan Mid Cap Fund (excluding all transaction
                           fees)                                                                   +5.8%
                        -  MCBT - Japan Mid Cap Fund (including all transaction
                           fees)                                                                   +5.7%
                        -  Morgan Stanley Capital International (MSCI) Japan
                           Index^^                                                                 -3.3%
                        -  Tokyo Stock Exchange - Second Section Index                             +1.7%

[CHART]

(in 00s)

                  MCBT JAPAN MID CAP FUND     TSE SECOND SECTION INDEX      MSCI JAPAN INDEX
8/31/94                    $    1,000,000               $    1,000,000       $     1,000,000
4/30/95                    $      941,000               $      832,500       $     1,029,900
4/30/96                    $    1,065,200               $      885,300       $     1,073,200
4/30/97                    $      822,900               $      542,500       $       782,700
4/30/98                    $      699,300               $      421,000       $       665,500
4/30/99                    $    1,005,700               $      610,000       $       805,500
4/30/2000                  $    1,594,500               $    1,011,900       $     1,040,000
4/30/2001                  $    1,196,500               $      710,600       $       784,600
4/30/2002                  $    1,046,500               $      585,400       $       609,600
4/30/2003                  $      900,200               $      549,600       $       466,500
4/30/2004                  $    1,692,400               $    1,177,800       $       755,700

(a) Performance for the benchmarks is not available from August 15, 1994 (commencement of investment operations). For that reason, performance for the benchmarks is shown from August 31, 1994.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the period shown. Each performance figure including all transaction fees assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering and redemption price which prior to October 1, 1998, reflects a transaction fee of 100 basis points on purchase and 100 basis points on redemption. Transaction fees were paid to the Fund to cover trading costs. Transaction fees were eliminated effective October 1, 1998. Past performance is not indicative of future performance.

^ On August 30, 2003, the Fund changed its name from "MCBT Japan Small Companies Fund" to "MCBT Japan Mid Cap Fund" and changed its investment policy accordingly.
^^ In connection with the changes of its name and investment policy, the Fund changed its benchmark from the Tokyo Stock Exchange Second Section Index to MSCI Japan Index.

PORTFOLIO               Over the 12 months ended April 30, 2004, our Fund rose
COMMENTS                by 88.0% in dollar terms. In comparison, the MSCI Japan
                        Index rose by 62.0%.

                        Investors' appetite for risk has shown signs of returning. Banks have indicated that their selling of equities will fall over the next few years. Foreigners have been large buyers of Japanese equities and domestic institutions have slowed their allocations to bonds.

                        The economy has rebounded in line with a stronger global economy. Exports have been strong to Asia and China in particular. Capital expenditure has increased strongly as companies look to invest their improving cash flows. As incomes once again begin to increase, we are also seeing some signs of consumption increasing after several years of decline.

                        We are pleased to see that an increasing number of companies in Japan appear to be doing more for shareholders. They continue to divest of non-core activities, improving the outlook for profit margin, and some companies are now allowing shareholders to participate in this improvement by raising dividends.

                        The portfolio has benefited from the market focusing on the leverage to the Japanese economic recovery. Performance has benefited from a re-rating of domestic stocks, such as apartment builder LEOPALACE21 and drug wholesaler ALFRESA. Our investment in shopping centre operator AEON MALL was also lucrative.

                        OUTLOOK

                        We continue to be optimistic about the prospects for the Japanese stock market. The key reasons for this view are an improving economy, better demand/supply for equities, ample liquidity and the corporate sector doing more for shareholders and managing themselves better.

                        The Tokyo Stock Exchange stands on a price/earnings ratio of 20x to March 2005 and is on a price/book of 1.6x. The rise in EPS (earnings per share) growth should be 10-15%.

                        Risks to our view continue to rest mainly outside Japan. These include weakness in the US dollar, a sharp slowdown in Chinese growth, or a fall in other equity markets, making Japan relatively more expensive to foreign investors. However, the market could well decouple. The Japan story is mainly domestic in nature; certainly the corporate renaissance looks like Germany in the mid 1990s.

INVESTMENT              Kevin Troup, a member of the team that has primary
MANAGER PROFILE         responsibility for the day-to-day management of the
                        Fund, replaced Michael Thomas in January 2001. Kevin joined Scottish Life in 1995 as an investment analyst on the Japan desk. He was promoted to fund manager in 1997.
                        He joined Martin Currie's Japan team as an investment manager in 2000, becoming an assistant director in 2001 and director in 2002.

TOP TEN HOLDINGS

                                                        % OF NET ASSETS
               Sumitomo                                     3.7%
               THK                                          3.2
               NOK                                          3.1
               Orix                                         3.0
               Suzuken                                      2.5
               Sanwa Shutter                                2.4
               Kuraray                                      2.4
               Aisin Seiki                                  2.2
               Toyota Industries                            2.2
               Hitachi Systems & Services                   2.1

                                                  MCBT PAN EUROPEAN MID CAP FUND

                                                       PROFILE AT APRIL 30, 2004

OBJECTIVE               Capital appreciation through investment primarily in
                        equity and equity-related securities of midsized companies located in developed European countries, including the United Kingdom.

LAUNCH DATE             June 6, 2002

FUND SIZE               $88.3m

PERFORMANCE             Total return from May 1, 2003 through April 30, 2004

                        -  MCBT Pan European Mid Cap Fund                                         +56.4%
                        -  Morgan Stanley Capital International (MSCI) European
                           Index                                                                  +35.1%

                        Annualized total return from June 6, 2002 through April
                        30, 2004

                        -  MCBT Pan European Mid Cap Fund                                         +24.4%
                        -  Morgan Stanley Capital International (MSCI) European
                           Index                                                                   +9.2%

                        The graph below represents the annualized total return of the portfolio, versus the Morgan Stanley Capital International (MSCI) European Index from June 6, 2002 to April 30, 2004.

[CHART]

(in 00s)

                     MCBT PAN EUROPEAN MID CAP FUND            MSCI EUROPEAN INDEX
6/6/2002                            $     1,000,000                $     1,000,000
4/30/2003                           $       968,000                $       854,000
4/30/2004                           $     1,514,000                $     1,182,200

Returns and net asset values of fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is not indicative of future performance.

PORTFOLIO               Over the 12 months ended April 30, 2004, the Fund
COMMENTS                returned 56.4% against 35.1% for the Index. As
                        confidence in profits growth returned and fears over deflation abated, stock markets recovered from low levels. Mid-caps outperformed, with the DJ Stock Mid TMI rising by 50.9%. However, by mid February, the market was offering a low premium for risk and expectations for earnings reached levels where upside surprises were more difficult. In April, rising US bond yields and expectations for rising short-term interest rates meant real yields on dollar assets were positive. This led to a strengthening dollar, together with an unwinding of the speculative 'reflation' trade (short on the dollar/long on commodities and emerging markets).

                        The composition of the Fund's portfolio is entirely the result of stock selection. Strong performance was achieved by stocks with good results and earnings upgrades. That included PUMA (sports shoes), up by 106%, CONTINENTAL (automotive components), up by 118%, and ANGLO IRISH (banks), up by 103%. Benefiting from the recovery, cyclical stock VEDIOR (employment services) rose by 103%. We also enjoyed good performance in defensive construction/concessions stocks VINCI (+40%) and FERROVIAL (+35%), as good results highlighted their attractive valuations. VINCI and ANGLO IRISH raised their dividends appreciably over the period, while PUMA surprised the market with a substantial buy-back program.

                        Purchases during the period, included PROSIEBEN (television), XSTRATA (mining), GETINGE (medical equipment), GALEN (specialist pharmaceuticals), SKANDIA (investments), CARLSBERG (brewing) and HOCHTIEF (construction and concessions). Sales included ENIRO (directories), SAIPEM (oil services), WIMPEY (housebuilder), BRISA (toll roads) and AP MOLLER (shipping).

                        OUTLOOK

                        The outlook for profits is good. But markets have re-rated and earnings are now at levels where upside surprises are less likely. Although markets have become more efficient since their trough in March 2003, there are still many stock specific opportunities in mid-caps. We are confident of our ability to take advantage of them.

INVESTMENT              Stewart Higgins is a mid-cap specialist and a member of
MANAGER PROFILE         the team that has primary responsibility for the
                        day-to-day management of the Fund. Stewart spent 18 months with a life assurance company before joining
                        Martin Currie in 1987. He worked in the UK and continental European teams before becoming a member of the new global products team in 2002.

                        Dr. Eric Woehrling is a mid-cap specialist and also a member of the team that has primary responsibility for the day-to-day management of the Fund. Eric joined Stewart Ivory in 1997 where he specialized in European smaller companies, after training on the UK, European and emerging markets desks. He joined Martin Currie's European team in 2000.

[CHART]

ASSET ALLOCATION
(% of net assets)

Germany                 23%
Netherlands             12%
Sweden                  12%
United Kingdom          10%
Spain                    9%
France                   8%
Ireland                  8%
Other Europe            17%
Short-Term Investment    1%

TOP TEN HOLDINGS
BY REGION/COUNTRY

                                                                        % OF NET ASSETS
               EUROPE
               Continental                          (Germany)                5.0%
               Grupo Ferrovial                      (Spain)                  4.9
               Puma                                 (Germany)                4.6
               Vinci                                (France)                 4.6
               Volvo, B Shares                      (Sweden)                 4.4
               Buhrmann                             (Netherlands)            4.3
               Xstrata                              (United Kingdom)         4.3
               Anglo Irish Bank                     (Ireland)                4.3
               Vedior                               (Netherlands)            4.2
               Skandia Forsakrings                  (Sweden)                 4.0

                                                         MCBT GREATER CHINA FUND

                                                       PROFILE AT APRIL 30, 2004

OBJECTIVE               Capital appreciation through investment primarily in
                        equity and equity-related securities of issuers located in Greater China, including The People's Republic of
                        China, Hong Kong and Taiwan.

LAUNCH DATE             December 26, 2003

FUND SIZE               $4.7m

PERFORMANCE             Total return from December 26, 2003 through April 30,
                        2004 (not annualized)

                        - MCBT Greater China Fund                               -6.3%
                        - Morgan Stanley Capital International (MSCI) Golden
                          Dragon Index                                          -0.8%
                          (from December 24, 2003 through April 30, 2004)

                        Returns and net asset values of fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is not indicative of future performance.

PORTFOLIO               China's first quarter GDP growth remained high at 9.7%,
COMMENTS                with fixed asset investment up by 47.8% year-on-year.
                        The central government is worried about over-investment in certain 'hot'sectors of the economy, namely the so-called 'evil sectors' - steel, cement, aluminum and real estate. The government's actions have so far been limited to increasing the reserve requirement for commercial banks and restricting lending to the 'evil' sectors. A modest move on interest rates should follow in the summer. This should be in line with the Fed's actions in the US, to which Chinese rates are effectively linked through the currency peg.

                        As investors in global markets became nervous about the end of the 'cheap money era', Chinese stocks were affected the most. Selling initially concentrated on H-shares, but became indiscriminate towards the month end. Taiwan was also not exempt from the mayhem. As investors started to worry about the presidential recount on May 10, the market fell by 13% from the intra month high in April.

                        We made the first investment for the Fund on December 26, 2003. At April 30, 2004, the Fund was 97% invested. Of the portfolio, 26% of the Fund was invested in Taiwan-listed companies, 59% was in Hong Kong, 4% in China and 3% in Singapore. As the market fell, we slowly reduced the cash level in the Fund. We added to the over-sold China shares in Hong Kong and Taiwan. Examples included diesel engine maker WEICHAI, BEIJING CAPITAL LAND and DVD maker CMC. Earlier in April we had taken profits on FIRST TRACTOR and FUBON FINANCIAL HOLDINGS.

                        OUTLOOK

                        We do not believe that China will slow appreciably. Neither do we believe that Beijing really wants to see it slow that much. Inflation concerns have been overdone and, after this sharp correction, we can find plenty of high growth companies trading on single digit multiples and with high yields. During May, we expect to increase the beta of the Fund to participate in what we believe could be the next installment of China's bull market.

INVESTMENT              Chris Ruffle is a member of the team that has primary
MANAGER PROFILE         responsibility for the day-to-day management of the
                        Fund. Fluent in Mandarin and Japanese, Chris has worked in the Far East since 1983. He worked originally in Beijing and Shanghai and then in Australia for a metal trading company. He moved to Warburg Securities in 1987 as an analyst in Tokyo, before establishing Warburg's office in Taiwan (1990-1993). Chris joined Martin Currie in 1994. Based in our Shanghai office, Chris heads our Greater China team.

                        Shifeng Ke is also a member of the team that has primary responsibility for the day-to-day management of the Fund. Shifeng practiced law for one year before moving to China's Ministry of Labor and Social Security in 1990, where his remit included development of an investment policy for pension funds. Shifeng joined Martin Currie's Asia team in 1997 and co-managed the China Heartland Fund (the only offshore fund to access China's 'A' shares) until 2002. He is also a co-manager of the China Fund Inc. and Martin Currie's China Hedge Fund.

[CHART]

ASSET ALLOCATION
(% of net assets)

Hong Kong               59%
Taiwan                  26%
China                    4%
Singapore                3%
Other Areas              5%
Short-Term Investment    3%

TOP TEN HOLDINGS
BY REGION/COUNTRY

                                                                        % OF NET ASSETS
               GREATER CHINA
               Comba Telecom Systems Holdings       (Hong Kong)              6.3%
               Taiwan Opportunities Fund Ltd.       (Other Areas)            5.1
               EcoGreen Fine Chemicals Group        (Hong Kong)              4.4
               Cathay Financial Holding             (Taiwan)                 4.2
               TPV Technology                       (Hong Kong)              3.9
               TCL International Holdings           (Hong Kong)              3.8
               Hongkong.com                         (Hong Kong)              3.6
               KYE Systems                          (Taiwan)                 3.2
               BYD, H Shares                        (Hong Kong)              2.9
               Choada Modern Agriculture            (Hong Kong)              2.5

                                                    MCBT OPPORTUNISTIC EAFE FUND

                                                         SCHEDULE OF INVESTMENTS
                                                                  APRIL 30, 2004

                                                                                          US$
                                                                    SHARES               VALUE
                                                               -----------------   -----------------
COMMON STOCKS AND WARRANTS+ - 96.4%
EUROPE - 59.0%
   FRANCE - 8.7%
     AXA                                                                  25,923   $         545,491
     BNP PARIBAS                                                          10,632             637,944
     CREDIT AGRICOLE                                                      18,611             458,717
     L'OREAL                                                               1,456             109,684
     LAGARDERE S.C.A.                                                      5,769             347,190
     LVMH MOET HENNESSY LOUIS VUITTON                                      5,865             413,024
     VINCI                                                                 5,452             530,203
                                                                                   -----------------
        TOTAL FRANCE - (COST $2,128,263)                                                   3,042,253
                                                                                   -----------------
   GERMANY - 2.3%
     CONTINENTAL                                                           8,434             365,757
     DEUTSCHE BANK                                                         5,106             420,420
                                                                                   -----------------
        TOTAL GERMANY - (COST $551,582)                                                      786,177
                                                                                   -----------------
   IRELAND - 1.0%
     ANGLO IRISH BANK                                                     20,486             334,904
                                                                                   -----------------
        TOTAL IRELAND - (COST $330,792)                                                      334,904
                                                                                   -----------------
   ITALY - 5.7%
     AUTOGRILL*                                                           29,935             426,635
     ENI*                                                                 29,126             591,612
     TELECOM ITALIA*                                                     212,338             494,626
     UNICREDITO ITALIANO                                                 101,311             471,994
                                                                                   -----------------
        TOTAL ITALY - (COST $1,447,880)                                                    1,984,867
                                                                                   -----------------
   NETHERLANDS - 4.3%
     KONINKLIJKE                                                          55,803             401,663
     PHILIPS ELECTRONICS                                                  18,923             514,907
     VNU                                                                  20,848             582,768
                                                                                   -----------------
        TOTAL NETHERLANDS - (COST $1,438,305)                                              1,499,338
                                                                                   -----------------
   NORWAY - 1.3%
     NORSK HYDRO                                                           7,093             416,142
     YARA INTERNATIONAL*                                                   7,093              50,081
                                                                                   -----------------
        TOTAL NORWAY - (COST $288,607)                                                       466,223
                                                                                   -----------------
   RUSSIA - 0.9%
     JSC MMC NORILSK NICKEL, ADR                                           5,427             321,821
                                                                                   -----------------
        TOTAL RUSSIA - (COST $247,713)                                                       321,821
                                                                                   -----------------

See Notes to Financial Statements.

                                                                                          US$
                                                                    SHARES               VALUE
                                                               -----------------   -----------------
COMMON STOCKS AND WARRANTS+ - CONTINUED
EUROPE - CONTINUED
   SPAIN - 5.8%
     BANCO BILBAO VIZCAYA ARGENTARIA                                      40,430   $         533,115
     BANCO SANTANDER CENTRAL HISPANO                                      47,286             507,424
     IBERDROLA                                                            22,309             439,518
     TELEFONICA*                                                          37,119             551,694
                                                                                   -----------------
        TOTAL SPAIN - (COST $1,445,544)                                                    2,031,751
                                                                                   -----------------
   SWEDEN - 5.5%
     ASSA ABLOY, SERIES B                                                 35,184             428,433
     ATLAS COPCO, SERIES A                                                12,379             434,385
     NORDEA                                                               59,835             403,475
     TELEFONAKTIEBOLAGET LM ERICSSON, SERIES B*                          238,188             645,572
                                                                                   -----------------
        TOTAL SWEDEN - (COST $1,206,598)                                                   1,911,865
                                                                                   -----------------
   SWITZERLAND - 5.3%
     NESTLE                                                                2,608             658,956
     ROCHE HOLDING                                                         6,503             681,283
     ZURICH FINANCIAL SERVICES                                             3,104             490,175
                                                                                   -----------------
        TOTAL SWITZERLAND - (COST $1,334,391)                                              1,830,414
                                                                                   -----------------
   UNITED KINGDOM - 18.2%
     ABBEY NATIONAL                                                       46,573             373,900
     BARCLAYS                                                             49,911             450,288
     BRITISH SKY BROADCASTING                                             34,267             404,905
     CENTRICA                                                            144,869             561,603
     GUS                                                                  23,225             321,818
     PRUDENTIAL                                                           45,208             355,322
     ROYAL BANK OF SCOTLAND GROUP                                         21,933             658,806
     TESCO                                                               126,502             558,294
     UBS                                                                  11,086             786,947
     VODAFONE GROUP                                                      483,138           1,174,342
     WPP GROUP                                                            44,903             442,948
     XSTRATA                                                              21,795             245,353
                                                                                   -----------------
        TOTAL UNITED KINGDOM - (COST $5,225,246)                                           6,334,526
                                                                                   -----------------
TOTAL EUROPE - (COST $15,644,921)                                                         20,544,139
                                                                                   -----------------
JAPAN - 27.2%
     AMADA                                                                56,000             315,100
     CANON                                                                12,000             629,547
     DENSO                                                                27,900             587,754
     EAST JAPAN RAILWAY                                                       89             454,818
     FUJI PHOTO FILM                                                      10,000             321,660

See Notes to Financial Statements.

                                                                                          US$
                                                                    SHARES               VALUE
                                                               -----------------   -----------------
COMMON STOCKS AND WARRANTS+ - CONTINUED
JAPAN - CONTINUED
     HONDA MOTOR                                                           8,900   $         357,242
     MARUI                                                                16,600             260,510
     MITSUBISHI TOKYO FINANCIAL GROUP                                         57             507,172
     MITSUI                                                               73,000             601,912
     MURATA MANUFACTURING                                                  4,700             308,322
     NICHII GAKKAN                                                         5,800             301,128
     NIPPON STEEL                                                        201,000             420,704
     NIPPON TELEGRAPH AND TELEPHONE (NTT)                                     14              73,574
     NITTO DENKO                                                           6,800             377,692
     NOMURA HOLDINGS                                                      29,000             470,874
     NOMURA RESEARCH INSTITUTE                                             3,400             351,506
     ONWARD KASHIYAMA                                                      6,000              91,442
     ORIX                                                                  4,400             466,452
     ROHM                                                                  2,800             349,350
     SHIN-ETSU CHEMICAL                                                   11,750             474,834
     SHOWA DENKO                                                         159,000             361,609
     SUMITOMO ELECTRIC INDUSTRIES                                         32,000             295,746
     TAKEDA CHEMICAL INDUSTRIES                                           10,100             407,240
     THK                                                                  18,300             354,012
     ZEON                                                                 44,000             318,543
                                                                                   -----------------
        TOTAL JAPAN - (COST $8,213,837)                                                    9,458,743
                                                                                   -----------------
LATIN AMERICA - 0.7%
   BRAZIL - 0.7%
     PETROLEO BRASILEIRO, ADR                                              9,400             234,530
                                                                                   -----------------
        TOTAL BRAZIL - (COST $176,469)                                                       234,530
                                                                                   -----------------
TOTAL LATIN AMERICA - (COST $176,469)                                                        234,530
                                                                                   -----------------
MIDDLE EAST - 1.4%
   ISRAEL - 1.4%
     RADWARE*                                                             13,000             274,690
     TARO PHARMACEUTICAL INDUSTRIES*                                       5,200             224,900
                                                                                   -----------------
        TOTAL ISRAEL - (COST $669,766)                                                       499,590
                                                                                   -----------------
TOTAL MIDDLE EAST - (COST $669,766)                                                          499,590
                                                                                   -----------------

See Notes to Financial Statements.

                                                                                          US$
                                                                    SHARES               VALUE
                                                               -----------------   -----------------
COMMON STOCKS AND WARRANTS+ - CONTINUED
OTHER AREAS - 1.1%
   INDIA - 1.1%
     BHARAT PETROLEUM, 144A, EUROPEAN STYLE CALL WARRANTS,
       EXPIRING 7/21/2005* ^                                              37,797   $         397,507
                                                                                   -----------------
        TOTAL INDIA - (COST $215,992)                                                        397,507
                                                                                   -----------------
TOTAL OTHER AREAS - (COST $215,992)                                                          397,507
                                                                                   -----------------
PACIFIC BASIN - 7.0%
   AUSTRALIA - 0.6%
     NEWCREST MINING                                                      27,175             223,471
                                                                                   -----------------
        TOTAL AUSTRALIA - (COST $160,427)                                                    223,471
                                                                                   -----------------
   CHINA - 0.9%
     ALUMINUM CORPORATION OF CHINA, SERIES H                             536,000             314,397
                                                                                   -----------------
        TOTAL CHINA - (COST $93,778)                                                         314,397
                                                                                   -----------------
   HONG KONG - 1.3%
     CHEUNG KONG                                                          31,000             238,471
     CHINA TELECOM, H SHARES                                             670,000             199,719
                                                                                   -----------------
        TOTAL HONG KONG - (COST $557,828)                                                    438,190
                                                                                   -----------------
   INDONESIA - 1.2%
     ASTRA INTERNATIONAL                                                 628,000             407,607
                                                                                   -----------------
        TOTAL INDONESIA - (COST $341,809)                                                    407,607
                                                                                   -----------------
   SOUTH KOREA - 1.9%
     NHN                                                                   3,649             325,295
     SAMSUNG ELECTRONICS, GDR                                              1,400             329,350
                                                                                   -----------------
        TOTAL SOUTH KOREA - (COST $535,590)                                                  654,645
                                                                                   -----------------
   THAILAND - 1.1%
     BANGKOK BANK*                                                       154,500             378,430
                                                                                   -----------------
        TOTAL THAILAND - (COST $417,788)                                                     378,430
                                                                                   -----------------
TOTAL PACIFIC BASIN - (COST $2,107,220)                                                    2,416,740
                                                                                   -----------------
TOTAL COMMON STOCKS AND WARRANTS - (COST $27,028,205)                                     33,551,249
                                                                                   -----------------

See Notes to Financial Statements.

                                                                                          US$
                                                                    SHARES               VALUE
                                                               -----------------   -----------------
PREFERRED STOCKS+ - 2.9%
EUROPE - 2.0%
   GERMANY - 2.0%
     PORSCHE                                                               1,129   $         699,763
                                                                                   -----------------
        TOTAL GERMANY - (COST $382,297)                                                      699,763
                                                                                   -----------------
TOTAL EUROPE - (COST $382,297)                                                               699,763
                                                                                   -----------------
LATIN AMERICA - 0.9%
   BRAZIL - 0.9%
     USINAS SIDERURGICAS DE MINAS GERAIS (USIMINAS), SERIES A             32,789             323,209
                                                                                   -----------------
        TOTAL BRAZIL - (COST $286,192)                                                       323,209
                                                                                   -----------------
TOTAL LATIN AMERICA - (COST $286,192)                                                        323,209
                                                                                   -----------------
TOTAL PREFERRED STOCKS - (COST $668,489)                                                   1,022,972
                                                                                   -----------------

                                                                   PRINCIPAL
                                                                    AMOUNT
                                                               -----------------
SHORT-TERM INVESTMENT - 0.5%
     REPURCHASE AGREEMENT WITH STATE STREET BANK AND TRUST,
       0.400%, 05/03/2004 (a)                                  $         165,000             165,000
                                                                                   -----------------
TOTAL SHORT-TERM INVESTMENT - (COST $165,000)                                                165,000
                                                                                   -----------------
TOTAL INVESTMENTS - (COST $27,861,694) - 99.8%                                            34,739,221
OTHER ASSETS LESS LIABILITIES - 0.2%                                                          58,147
                                                                                   -----------------
NET ASSETS - 100.0%                                                                $      34,797,368
                                                                                   =================

*       Non-income producing security.
(a) The repurchase agreement, dated 4/30/2004, due 5/03/2004 with repurchase proceeds of $165,006 is collateralized by United States Treasury Bond, 9.000% due 11/15/2018 with a market value of $173,405.
+ Percentages of long-term investments are presented in the portfolio by country. Percentages of long-term investments by industry are as follows: Apparel & Textiles 0.3%, Auto Parts 1.7%, Automobiles 4.2%, Banks 18.7%, Broadcasting 1.2%, Building and Construction 1.5%, Business Services 2.3%, Chemicals 3.5%, Commercial Services 0.9%, Computers & Business Equipment 1.7%, Cosmetics & Toiletries 0.3%, Drugs & Health Care 3.8%, Electric Utilities 1.3%, Electrical Equipment 0.8%, Electronics 4.3%, Fertilizers 0.1%, Financial Services 5.0%, Food & Beverages 3.1%, Industrial Machinery 3.2%, Insurance 4.0%, Metal 3.1%, Mining 1.3%, Miscellaneous 1.7%, Multi Media 1.0%, Oil Integrated 0.7%, Oil & Gas 2.9%, Photography 2.7%, Publishing 1.7%, Real Estate 0.7%, Restaurants 1.2%, Retail Grocery 1.6%, Retail Trade 1.7%, Steel 2.1%, Telecommunication Equipment 1.8%, Telecommunications 8.3%, Tires & Rubber 2.0%, Transportation 1.3% and Utilities 1.6%.
^ Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.
ADR     American Depositary Receipts
GDR     Global Depositary Receipts
144A Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

                                               MCBT GLOBAL EMERGING MARKETS FUND

                                                         SCHEDULE OF INVESTMENTS
                                                                  APRIL 30, 2004

                                                                                          US$
                                                                    SHARES               VALUE
                                                               -----------------   -----------------
COMMON STOCKS AND WARRANTS+ - 94.6%
AFRICA - 6.2%
   SOUTH AFRICA - 6.2%
     ANGLO AMERICAN                                                      524,327   $      10,516,653
     EDGARS CONSOLIDATED STORES#                                         363,374           6,999,961
     IMPALA PLATINUM HOLDINGS                                             83,253           5,688,272
     STANDARD BANK GROUP                                                 869,592           5,035,530
                                                                                   -----------------
        TOTAL SOUTH AFRICA - (COST $26,058,904)                                           28,240,416
                                                                                   -----------------
TOTAL AFRICA - (COST $26,058,904)                                                         28,240,416
                                                                                   -----------------
EUROPE - 12.8%
   HUNGARY - 1.4%
     OTP BANK, GDR, 144A*                                                172,975           6,560,942
                                                                                   -----------------
        TOTAL HUNGARY - (COST $2,989,253)                                                  6,560,942
                                                                                   -----------------
   POLAND - 2.0%
     BANK ZACHODNI WBK#                                                  218,407           4,903,125
     KGHM POLSKA MIEDZ                                                   594,360           4,121,529
                                                                                   -----------------
        TOTAL POLAND - (COST $8,948,989)                                                   9,024,654
                                                                                   -----------------
   RUSSIA - 5.8%
     JSC MMC NORILSK NICKEL, ADR                                         159,892           9,481,596
     LUKOIL, ADR                                                         100,684          10,974,556
     MOBILE TELESYSTEMS, ADR                                              58,300           6,294,068
                                                                                   -----------------
        TOTAL RUSSIA - (COST $22,884,561)                                                 26,750,220
                                                                                   -----------------
   TURKEY - 3.6%
     ARCELIK                                                       1,643,458,600           8,799,074
     HACI OMER SABANCI                                             2,019,603,000           6,580,249
     HACI OMER SABANCI, NEW SHARES*                                  403,920,600           1,266,253
                                                                                   -----------------
        TOTAL TURKEY - (COST $15,989,452)                                                 16,645,576
                                                                                   -----------------
TOTAL EUROPE - (COST $50,812,255)                                                         58,981,392
                                                                                   -----------------
LATIN AMERICA - 13.3%
   BRAZIL - 8.1%
     COMPANHIA VALE DO RIO DOCE, ADR                                     216,700           9,859,850
     PETROLEO BRASILEIRO, ADR                                            408,500          10,192,075
     TELE NORTE LESTE PARTICIPACOES, ADR                                 578,300           6,847,072
     TELEMIG CELULAR PARTICIPACOES, ADR                                  121,300           3,711,780
     UNIBANCO - UNIAO DE BANCOS BRASILEIROS, ADR                         349,800           6,856,080
                                                                                   -----------------
        TOTAL BRAZIL - (COST $34,799,096)                                                 37,466,857
                                                                                   -----------------

See Notes to Financial Statements.

                                                                                          US$
                                                                    SHARES               VALUE
                                                               -----------------   -----------------
COMMON STOCKS AND WARRANTS+ - CONTINUED
LATIN AMERICA - CONTINUED
   MEXICO - 5.2%
     AMERICA MOVIL, SERIES L, ADR                                        248,750   $       8,407,750
     CEMEX, ADR                                                          161,400           4,753,230
     CORPORACION GEO, SERIES B* #                                      1,041,700           5,966,407
     GRUPO FINANCIERO BANORTE, SERIES O                                1,340,000           4,760,109
                                                                                   -----------------
        TOTAL MEXICO - (COST $19,482,014)                                                 23,887,496
                                                                                   -----------------
TOTAL LATIN AMERICA - (COST $54,281,110)                                                  61,354,353
                                                                                   -----------------
MIDDLE EAST - 4.2%
   ISRAEL - 4.2%
     M-SYSTEMS FLASH DISK PIONEERS*                                      379,300           6,618,785
     RADWARE*                                                            235,700           4,980,341
     TARO PHARMACEUTICAL INDUSTRIES*                                     181,600           7,854,200
                                                                                   -----------------
        TOTAL ISRAEL - (COST $24,707,454)                                                 19,453,326
                                                                                   -----------------
TOTAL MIDDLE EAST - (COST $24,707,454)                                                    19,453,326
                                                                                   -----------------
OTHER AREAS - 11.3%
   INDIA - 8.7%
     BHARAT HEAVY ELECTRICALS, 144A, EUROPEAN STYLE CALL
       WARRANTS, EXPIRING 4/1/05* ^                                      732,949           9,657,629
     BHARAT PETROLEUM, 144A, EUROPEAN STYLE CALL WARRANTS,
       EXPIRING 7/21/05* ^                                               927,044           9,749,629
     ICICI BANK, 144A, EUROPEAN STYLE CALL WARRANTS,
       EXPIRING 11/24/04* ^                                            1,128,173           7,990,962
     OIL & NATURAL GAS, 144A, AMERICAN STYLE CALL WARRANTS,
       EXPIRING 3/24/06* ^                                               247,000           4,663,508
     SATYAM COMPUTER SERVICES, 144A, EUROPEAN STYLE CALL
       WARRANTS, EXPIRING 4/11/07* ^                                   1,092,223           7,877,659
                                                                                   -----------------
        TOTAL INDIA - (COST $25,065,516)                                                  39,939,387
                                                                                   -----------------
   INVESTMENT COMPANIES - 2.6%
     INDIAN OPPORTUNITIES FUND LTD.* # (a) ^                           1,111,326             766,815
     TAIWAN OPPORTUNITIES FUND LTD.* (b)                                 825,723          11,295,891
     THE CHINA HEARTLAND FUND LTD.* # (b) ^                               16,206              63,748
                                                                                   -----------------
        TOTAL INVESTMENT COMPANIES - (COST $11,220,201)                                   12,126,454
                                                                                   -----------------
TOTAL OTHER AREAS - (COST $36,285,717)                                                    52,065,841
                                                                                   -----------------
PACIFIC BASIN - 46.8%
   CHINA - 3.1%
     ALUMINUM CORPORATION OF CHINA, SERIES H                          11,536,000           6,766,568
     CHINA TELECOM, H SHARES                                          24,632,000           7,342,513
                                                                                   -----------------
        TOTAL CHINA - (COST $12,954,908)                                                  14,109,081
                                                                                   -----------------

See Notes to Financial Statements.

                                                                                          US$
                                                                    SHARES               VALUE
                                                               -----------------   -----------------
COMMON STOCKS AND WARRANTS+ - CONTINUED
PACIFIC BASIN - CONTINUED
   HONG KONG - 1.2%
     DENWAY MOTORS                                                    11,710,000   $       5,592,491
                                                                                   -----------------
        TOTAL HONG KONG - (COST $5,513,793)                                                5,592,491
                                                                                   -----------------
   INDONESIA - 8.4%
     ASTRA INTERNATIONAL                                              26,056,500          16,912,098
     PT BUMI RESOURCES                                               130,844,900           7,077,127
     PT PERUSAHAAN GAS NEGARA*                                           991,000             146,698
     PT TELEKOMUNIKASI INDONESIA (TELKOM)                             16,137,900          14,792,769
                                                                                   -----------------
        TOTAL INDONESIA - (COST $23,870,011)                                              38,928,692
                                                                                   -----------------
   SOUTH KOREA - 20.0%
     HONAM PETROCHEMICAL                                                 224,638           8,366,370
     KOOKMIN BANK*                                                       356,840          13,320,486
     KOREAN AIR*                                                         691,870           9,434,457
     LOCUS*                                                                    7                  36
     LOCUS TECHNOLOGIES*                                                      29                  60
     NHN                                                                  99,429           8,863,744
     POSCO                                                                87,770          10,734,218
     REIGNCOM                                                             61,295           5,584,383
     SAMSUNG ELECTRONICS                                                  75,549          35,863,803
                                                                                   -----------------
        TOTAL SOUTH KOREA - (COST $69,106,686)                                            92,167,557
                                                                                   -----------------
   TAIWAN - 11.8%
     CATHAY FINANCIAL HOLDING                                          5,058,000           8,983,203
     CHICONY ELECTRONICS#                                              4,378,000           8,632,119
     KYE SYSTEMS#                                                      6,908,000           7,777,218
     MERRY ELECTRONICS#                                                4,305,420          10,562,665
     SOFT-WORLD INTERNATIONAL#                                         2,326,000           7,456,924
     TAIWAN SEMICONDUCTOR MANUFACTURING*                               5,739,440           9,934,311
     YUANTA CORE PACIFIC                                               1,388,000             940,096
                                                                                   -----------------
        TOTAL TAIWAN - (COST $48,787,591)                                                 54,286,536
                                                                                   -----------------
   THAILAND - 2.3%
     BANGKOK BANK*                                                     4,408,100          10,797,145
                                                                                   -----------------
        TOTAL THAILAND - (COST $10,532,131)                                               10,797,145
                                                                                   -----------------
TOTAL PACIFIC BASIN - (COST $170,765,120)                                                215,881,502
                                                                                   -----------------
TOTAL COMMON STOCKS AND WARRANTS - (COST $362,910,560)                                   435,976,830
                                                                                   -----------------

See Notes to Financial Statements.

                                                                                          US$
                                                                    SHARES               VALUE
                                                               -----------------   -----------------
PREFERRED STOCKS+ - 3.4%
LATIN AMERICA - 3.4%
   BRAZIL - 3.4%
     COMPANHIA ENERGETICA DE MINAS GERAIS (CEMIG)                    476,868,700   $       7,294,049
     USINAS SIDERURGICAS DE MINAS GERAIS (USIMINAS),
       SERIES A                                                          869,046           8,566,395
                                                                                   -----------------
        TOTAL BRAZIL - (COST $15,098,008)                                                 15,860,444
                                                                                   -----------------
TOTAL LATIN AMERICA - (COST $15,098,008)                                                  15,860,444
                                                                                   -----------------
TOTAL PREFERRED STOCKS - (COST $15,098,008)                                               15,860,444
                                                                                   -----------------

                                                                   PRINCIPAL
                                                                    AMOUNT
                                                               -----------------
SHORT-TERM INVESTMENT - 0.3%
     REPURCHASE AGREEMENT WITH STATE STREET BANK AND TRUST,
        0.400%, 05/03/2004 (c)                                 $       1,240,000           1,240,000
                                                                                   -----------------
TOTAL SHORT-TERM INVESTMENT - (COST $1,240,000)                                            1,240,000
                                                                                   -----------------
TOTAL INVESTMENTS - (COST $379,248,568) - 98.3%                                          453,077,274
OTHER ASSETS LESS LIABILITIES - 1.7%                                                       8,064,823
                                                                                   -----------------
NET ASSETS - 100.0%                                                                $     461,142,097
                                                                                   =================

*       Non-income producing security.
# Illiquid security. Some restrictions may apply to the resale of this security due to limited trading volume.
(a) The Indian Opportunities Fund Ltd. is managed by Martin Currie Bermuda Ltd., an affiliate of Martin Currie Inc. Martin Currie Inc. does not receive advisory fees on the portion of net assets represented by affiliated investment companies. The Fund is in the process of being liquidated.
(b) Martin Currie Investment Management Ltd., an affiliate of Martin Currie Inc., provides investment management services to the Taiwan Opportunities Fund Ltd. and The China Heartland Fund Ltd. Martin Currie Inc. does not receive advisory fees on the portion of net assets represented by affiliated investment companies. At April 30, 2004, trading of shares of The China Heartland Fund Ltd. was suspended.
(c) The repurchase agreement, dated 4/30/2004, due 5/03/2004 with repurchase proceeds of $1,240,041 is collateralized by United States Treasury Bond, 7.625% due 11/15/2022 with a market value of $1,270,532.
+ Percentages of long-term investments are presented in the portfolio by country. Percentages of long-term investments by industry are as follows: Airlines 2.0%, Automobiles 4.9%, Banks 9.2%, Chemicals 1.8%, Coal 1.5%, Computer Software 1.6%, Computers 3.6%, Computers & Business Equipment 4.4%, Construction 1.0%, Diversified 1.7%, Drugs & Health Care 1.7%, Electric Utilities 1.6%, Electronics 11.3%, Financial Services 10.0%, Homebuilders 1.3%, Household Appliances & Home Furnishing 1.9%, Insurance 2.0%, Investment Companies 2.6%, Metals 6.6%, Mining 3.5%, Oil Integrated 4.6%, Oil & Gas 1.0%, Retail Trade 1.5%, Semi-Conductor Manufacturing Equipment 2.2%, Steel 4.2% and Telecommunications 10.3%.
^ Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.
ADR     American Depositary Receipts
GDR     Global Depositary Receipts
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

                                                         MCBT JAPAN MID CAP FUND

                                                         SCHEDULE OF INVESTMENTS
                                                                  APRIL 30, 2004

                                                                                         US$
                                                                        SHARES          VALUE
                                                                        ------          -----
COMMON STOCK+ - 97.2%
     AISIN SEIKI                                                         142,600   $       2,507,920
     ALFRESA HOLDINGS                                                      5,500             299,008
     AMADA                                                               352,000           1,980,628
     ARISAWA MANUFACTURING                                                 6,220             288,555
     ARRK                                                                 43,200           1,835,799
     BANDAI                                                               41,000             993,748
     CALSONIC                                                            237,000           1,859,666
     CHIYODA*                                                            292,000           1,762,080
     CREDIT SAISON                                                        53,100           1,554,052
     DAIKIN INDUSTRIES                                                    84,000           1,967,472
     DAIWA HOUSE INDUSTRY                                                115,000           1,286,866
     ENESERVE                                                                270              10,691
     FUJI MACHINE MANUFACTURING                                          157,700           1,853,277
     FUJIMI                                                               23,300             703,022
     FULLCAST                                                                536           1,471,554
     GAKKEN                                                              315,000             585,104
     HITACHI SYSTEMS & SERVICES                                          121,300           2,297,078
     JSR                                                                  80,000           1,685,317
     KEIO ELECTRIC RAILWAY                                               343,000           1,920,663
     KONICA MINOLTA HOLDINGS                                             160,000           2,215,195
     KOYO SEIKO                                                          157,000           1,641,626
     KURARAY                                                             351,500           2,637,086
     KURITA WATER INDUSTRIES                                             124,300           1,530,591
     LEOPALACE21                                                         107,000           1,792,625
     MAEDA ROAD CONSTRUCTION                                             205,000           1,354,098
     MIMASU SEMICONDUCTOR INDUSTRY                                        58,700             938,753
     NEC FIELDING                                                         31,000             980,292
     NICHII GAKKAN                                                        41,400           2,149,431
     NIFCO                                                                71,000           1,165,696
     NIPPON SANSO                                                        442,000           2,014,461
     NIPPON SYSTEM DEVELOPMENT                                            71,000           1,547,184
     NIPPON THOMPSON                                                     212,000           1,432,991
     NISHIO RENT ALL                                                      43,400             444,362
     NISSIN FOOD PRODUCTS                                                 73,100           1,824,768
     NITTO DENKO                                                          37,700           2,093,970
     NOK                                                                  90,600           3,505,296
     NOMURA RESEARCH INSTITUTE                                            17,000           1,757,532
     OLYMPUS                                                             112,000           2,171,703
     ONWARD KASHIYAMA                                                     79,000           1,203,987
     OOTOYA#                                                              77,200             577,785
     ORIX                                                                 32,100           3,402,981
     OSAKA GAS                                                           687,000           1,904,789
     RYOYO ELECTRO                                                        83,100           1,128,681

See Notes to Financial Statements.

                                                                                         US$
                                                                        SHARES          VALUE
                                                                        ------          -----
COMMON STOCK+ - CONTINUED
     SANDEN                                                               95,000   $         649,028
     SANKEN ELECTRIC                                                     117,000           1,529,751
     SANWA SHUTTER                                                       529,000           2,674,598
     SANYO SHINPAN FINANCE                                                 5,100             248,611
     SAPPORO HOKUYO HOLDINGS                                                 140             796,629
     SQUARE ENIX                                                          69,900           1,988,728
     STANLEY ELECTRIC                                                     67,600           1,277,090
     SUMITOMO CHEMICAL                                                   200,000             924,206
     SUMITOMO ELECTRIC INDUSTRIES                                        350,000           3,234,721
     SURUGA BANK                                                         169,000           1,254,120
     SUZUKEN                                                              90,840           2,782,034
     TAC#                                                                262,800           2,088,303
     TAISEI LAMICK                                                        40,700             936,692
     TAIYO YUDEN                                                          93,000           1,554,705
     THK                                                                 187,500           3,627,169
     TIS                                                                  23,800             903,565
     TOKYO SEIMITSU                                                       64,000           2,099,216
     TOYODA MACHINE WORKS                                                 91,000             576,351
     TOYOTA INDUSTRIES                                                   112,400           2,444,253
     WAKITA                                                               76,000             647,307
     WEST JAPAN RAILWAY                                                      525           2,040,729
     YAMADA DENKI                                                         59,700           2,050,134
     YAMAHA MOTOR                                                        155,000           2,216,192
     ZEON                                                                278,000           2,012,613
                                                                                   -----------------
TOTAL COMMON STOCK - (COST $86,324,939)                                                  108,835,128
                                                                                   -----------------

See Notes to Financial Statements.

                                                                   PRINCIPAL              US$
                                                                    AMOUNT               VALUE
                                                                    ------               -----
CONVERTIBLE BONDS+ - 1.0%
     MIMASU SEMICONDUCTOR INDUSTRY, 0.00%, 11/30/2007 (a)      Y     100,000,000   $       1,150,727
                                                                                   -----------------
        TOTAL CONVERTIBLE BONDS - (COST $849,347)                                          1,150,727
                                                                                   -----------------
TOTAL INVESTMENTS - (COST $87,174,286) - 98.2%                                           109,985,855
OTHER ASSETS LESS LIABILITIES - 1.8%                                                       2,040,482
                                                                                   -----------------
NET ASSETS - 100.0%                                                                $     112,026,337
                                                                                   =================

*       Non-income producing security.
# Illiquid security. Some restrictions may apply to the resale of this security due to limited trading volume.
(a)     Zero coupon bond.
+ Percentages of long-term investments are presented in the portfolio by country. Percentages of long-term investments by industry are as follows: Apparel & Textiles 3.4%, Auto Parts 12.3%, Banks 1.8%, Building & Construction 2.4%, Business Services 1.3%, Chemicals 3.6%, Commercial Services 1.9%, Computer Services 1.7%, Computer Software 2.9%, Computers & Business Equipment 2.1%, Construction 2.4%, Construction Materials 0.6%, Electrical Equipment 5.4%, Electronics 8.0%, Engineering 1.6%, Financial Services 4.6%, Food & Beverages 1.6%, Industrial Machinery 8.5%, Lease Rental Obligations 0.4%, Manufacturing 1.6%, Medical Products 2.7%, Miscellaneous 3.6%, Photography 2.0%, Plastics 0.8%, Publishing 0.5%, Real Estate 1.6%, Restaurants 0.5%, School 1.9%, Semi-Conductor Manufacturing Equipment 1.9%, Software 1.8%, Tires & Rubber 3.3%, Toys & Amusements 0.9%, Transportation 5.5%, Utilities 1.7% and Water 1.4%.
Y       Par denominated in Japanese yen.

See Notes to Financial Statements.

                                                  MCBT PAN EUROPEAN MID CAP FUND

                                                         SCHEDULE OF INVESTMENTS
                                                                  APRIL 30, 2004

                                                                                         US$
                                                                        SHARES          VALUE
                                                                        ------          -----
COMMON STOCKS+ - 96.6%
   DENMARK - 3.5%
     CARLSBERG, B SHARES                                                  63,200   $       3,117,585
                                                                                   -----------------
        TOTAL DENMARK - (COST $2,927,470)                                                  3,117,585
                                                                                   -----------------
   FINLAND - 0.7%
     WARTSILA, B SHARES                                                   29,618             650,912
                                                                                   -----------------
        TOTAL FINLAND - (COST $406,500)                                                      650,912
                                                                                   -----------------
   FRANCE - 8.1%
     IMERYS                                                               13,811           3,139,435
     VINCI                                                                41,313           4,017,658
                                                                                   -----------------
        TOTAL FRANCE - (COST $4,793,405)                                                   7,157,093
                                                                                   -----------------
   GERMANY - 20.4%
     CONTINENTAL                                                         102,047           4,425,465
     HOCHTIEF                                                            111,184           3,107,945
     HYPO REAL ESTATE HOLDING*                                           117,729           3,213,350
     MEDION                                                               73,879           3,139,314
     PUMA                                                                 17,811           4,093,487
                                                                                   -----------------
        TOTAL GERMANY - (COST $13,422,093)                                                17,979,561
                                                                                   -----------------
   IRELAND - 7.5%
     ANGLO IRISH BANK                                                    230,000           3,760,024
     DEPFA BANK                                                           18,887           2,830,218
                                                                                   -----------------
        TOTAL IRELAND - (COST $4,911,348)                                                  6,590,242
                                                                                   -----------------
   ITALY - 3.6%
     AUTOGRILL*                                                          223,226           3,181,427
                                                                                   -----------------
        TOTAL ITALY - (COST $2,550,766)                                                    3,181,427
                                                                                   -----------------
   NETHERLANDS - 12.4%
     ASM INTERNATIONAL*                                                  168,585           3,492,973
     BUHRMANN                                                            400,459           3,779,327
     VEDIOR                                                              255,259           3,705,218
                                                                                   -----------------
        TOTAL NETHERLANDS - (COST $7,391,065)                                             10,977,518
                                                                                   -----------------
   NORWAY - 6.9%
     STOREBRAND                                                          559,650           3,487,119
     YARA INTERNATIONAL*                                                 366,732           2,589,387
                                                                                   -----------------
        TOTAL NORWAY - (COST $5,896,213)                                                   6,076,506
                                                                                   -----------------

See Notes to Financial Statements.

                                                                                           US$
                                                                        SHARES            VALUE
                                                                        ------            -----
COMMON STOCKS+ - CONTINUED
   SPAIN - 8.5%
     ALTADIS                                                             112,319       $   3,171,956
     GRUPO FERROVIAL*                                                    108,332           4,316,580
                                                                                       -------------
        TOTAL SPAIN - (COST $6,009,514)                                                    7,488,536
                                                                                       -------------
   SWEDEN - 12.2%
     GETINGE, B SHARES                                                   290,000           3,341,451
     SKANDIA FORSAKRINGS                                                 903,000           3,547,019
     VOLVO, B SHARES                                                     112,257           3,843,612
                                                                                       -------------
        TOTAL SWEDEN - (COST $8,732,221)                                                  10,732,082
                                                                                       -------------
   SWITZERLAND - 2.6%
     SWISS LIFE HOLDING                                                   16,924           2,307,551
                                                                                       -------------
        TOTAL SWITZERLAND - (COST $2,352,617)                                              2,307,551
                                                                                       -------------
   UNITED KINGDOM - 10.2%
     EASYJET*                                                            639,399           3,355,054
     GALEN HOLDINGS                                                      136,037           1,923,615
     XSTRATA                                                             334,469           3,765,220
                                                                                       -------------
        TOTAL UNITED KINGDOM - (COST $6,903,763)                                           9,043,889
                                                                                       -------------
TOTAL COMMON STOCKS - (COST $66,296,975)                                                  85,302,902
                                                                                       -------------
PREFERRED STOCKS+ - 3.0%
   GERMANY - 3.0%
     PROSIEBENSAT.1 MEDIA                                                134,713           2,645,603
                                                                                       -------------
        TOTAL GERMANY - (COST $1,490,022)                                                  2,645,603
                                                                                       -------------
TOTAL PREFERRED STOCKS - (COST $1,490,022)                                                 2,645,603
                                                                                       -------------

See Notes to Financial Statements.

                                                                        PRINCIPAL           US$
                                                                         AMOUNT            VALUE
                                                                         ------            -----
SHORT-TERM INVESTMENT - 0.7%
     REPURCHASE AGREEMENT WITH STATE STREET BANK AND TRUST,
       0.400%, 05/03/2004 (a)                                         $     602,000    $     602,000
                                                                                       -------------
TOTAL SHORT-TERM INVESTMENT - (COST $602,000)                                                602,000
                                                                                       -------------
TOTAL INVESTMENTS - (COST $68,388,997) - 100.3%                                           88,550,505
OTHER ASSETS LESS LIABILITIES - (0.3)%                                                      (238,589)
                                                                                       -------------
NET ASSETS - 100.0%                                                                    $  88,311,916
                                                                                       =============

*     Non-income producing security.
(a) The repurchase agreement, dated 4/30/2004, due 5/3/2004 with repurchase proceeds of $602,020 is collateralized by United States Treasury Bond, 9.000% due 11/15/2018 with a market value of $614,142.
+ Percentages of long-term investments are presented in the portfolio by country. Percentages of long-term investments by industry are as follows:
      Airlines 3.8%, Apparel & Textiles 4.6%, Auto Parts 5.0%, Automobiles 4.3%, Banks 11.1%, Brewery 3.5%, Building and Construction 16.5%, Business Services 4.2%, Diversified 3.6%, Drugs & Healthcare 6.0%, Fertilizers 2.9%, Financial Services 2.6%, Industrial Machinery 0.7%, Insurance 8.0%, Mining 4.3%, Multi Media 3.0%, Office Furnishing & Supplies 4.3%, Restaurants 3.6%, Semi-Conductor Manufacturing Equipment 4.0% and Tobacco 3.6%.

See Notes to Financial Statements.

                                                         MCBT GREATER CHINA FUND

                                                         SCHEDULE OF INVESTMENTS
                                                                  APRIL 30, 2004

                                                                                             US$
                                                                            SHARES          VALUE
                                                                            ------          -----
COMMON STOCKS AND WARRANTS+ - 96.9%
   CHINA - 3.6%
     CHINA INTERNATIONAL MARINE CONTAINERS, B SHARES*                        30,000    $      57,002
     CHINDEX INTERNATIONAL# (c) ^                                            10,800           96,131
     CHINDEX INTERNATIONAL, WARRANTS, EXPIRING 3/31/2009* # (c) ^             2,160           14,062
                                                                                       -------------
        TOTAL CHINA - (COST $156,144)                                                        167,195
                                                                                       -------------
   HONG KONG - 58.8%
     ANHUI EXPRESSWAY, H SHARES                                             300,000          110,581
     ASIA ZIRCONIUM                                                         316,000           53,479
     BEIJING CAPITAL INTERNATIONAL AIRPORT, H SHARES                         72,000           22,155
     BEIJING CAPITAL LAND, H SHARES                                         222,000           51,802
     BEIREN PRINTING MACHINERY HOLDINGS, H SHARES                           113,000           32,960
     BYD, H SHARES                                                           45,000          134,140
     CHAODA MODERN AGRICULTURE                                              378,000          117,524
     CHIA HSIN CEMENT GREATER CHINA HOLDING*                                208,000           38,401
     CHINA RARE EARTH HOLDINGS                                              482,000           65,505
     CHINA TELECOM                                                          152,000           45,309
     COMBA TELECOM SYSTEMS HOLDINGS*                                        490,000          295,268
     COSLIGHT TECHNOLOGY INTERNATIONAL GROUP                                240,000           86,157
     DIGITAL CHINA HOLDINGS                                                 120,000           34,232
     ECOGREEN FINE CHEMICALS GROUP*                                       1,018,000          206,218
     FIRST TRACTOR, H SHARES*                                               106,000           16,988
     GOLDEN MEDITECH                                                        212,000           88,337
     HENGAN INTERNATIONAL GROUP                                             140,000           82,567
     HONGKONG.COM*                                                        1,800,000          168,468
     HUAFENG TEXTILE INTERNATIONAL GROUP                                    724,000           79,829
     NATURAL BEAUTY BIO-TECHNOLOGY                                          861,000           55,194
     OCEAN GRAND CHEMICALS HOLDINGS                                         270,000           38,771
     SHANDONG MOLONG PETROLEUM, H SHARES*                                   912,000           80,680
     SINOPEC BEIJING YANHUA PETROCHEMICAL*                                  266,000           77,586
     SOLOMON SYSTECH ELECTRONICS*                                           208,000           49,602
     TCL INTERNATIONAL HOLDINGS                                             480,000          180,007
     TIANJIN CAPITAL ENVIRONMENTAL PROTECTION, H SHARES                     180,000           59,425
     TPV TECHNOLOGY                                                         272,000          181,340
     VITAL BIOTECH HOLDINGS                                               1,110,000          102,466
     WEICHAI POWER, H SHARES*                                                61,000          102,844
     XINAO GAS HOLDINGS*                                                     79,000           34,184
     YANTAI NORTH ANDRE JUICE, NEW SHARES                                   485,000           62,182
                                                                                       -------------
        TOTAL HONG KONG - (COST $2,820,418)                                                2,754,201
                                                                                       -------------

See Notes to Financial Statements.

                                                                                           US$
                                                                            SHARES        VALUE
                                                                            ------        -----
COMMON STOCKS AND WARRANTS+ - CONTINUED
   SINGAPORE - 3.3%
     AUTRON                                                                 300,000    $      62,594
     ROLY INTERNATIONAL HOLDINGS                                            145,000           43,463
     ROLY INTERNATIONAL HOLDINGS, WARRANTS, EXPRING 4/28/09^                 36,250                0
     WANT WANT HOLDINGS                                                      48,000           51,360
                                                                                       -------------
        TOTAL SINGAPORE - (COST $171,435)                                                    157,417
                                                                                       -------------
   TAIWAN - 26.1%
     ABILITY ENTERPRISE                                                      55,000           46,689
     CATHAY FINANCIAL HOLDING                                               112,000          198,916
     CHENG SHIN RUBBER INDUSTRY                                             100,000          116,496
     CHICONY ELECTRONICS                                                     55,000          108,444
     CHUNGHWA TELECOM                                                        63,000          101,460
     CMC MAGNETICS                                                           55,000           45,695
     COSMOS BANK TAIWAN*                                                     80,000           50,572
     KYE SYSTEMS                                                            133,000          149,735
     SOFT WORLD INTERNATIONAL                                                25,000           80,147
     SPRINGSOFT                                                              19,000           48,615
     TONG-TAI MACHINE & TOOL                                                 50,000           87,297
     UNITED MICROELECTRONICS*                                               100,000           89,705
     XAC AUTOMATION                                                          40,000           49,007
     ZYXEL COMMUNICATIONS                                                    23,000           50,196
                                                                                       -------------
        TOTAL TAIWAN - (COST $1,366,855)                                                   1,222,974
                                                                                       -------------
   OTHER AREAS - 5.1%
     TAIWAN OPPORTUNITIES FUND LTD.* (b)                                     17,637          241,274
                                                                                       -------------
        TOTAL OTHER AREAS - (COST $223,990)                                                  241,274
                                                                                       -------------
TOTAL COMMON STOCKS AND WARRANTS - (COST $4,738,842)                                       4,543,061
                                                                                       -------------

See Notes to Financial Statements.

                                                                        PRINCIPAL           US$
                                                                         AMOUNT            VALUE
                                                                         ------            -----
SHORT-TERM INVESTMENT - 2.2%
     REPURCHASE AGREEMENT WITH STATE STREET BANK AND TRUST,
        0.400%, 05/03/2004 (a)                                        $     103,000    $     103,000
                                                                                       -------------
TOTAL SHORT-TERM INVESTMENT - (COST $103,000)                                                103,000
                                                                                       -------------
TOTAL INVESTMENTS - (COST $4,841,842) - 99.1%                                              4,646,061
OTHER ASSETS LESS LIABILITIES - 0.9%                                                          40,291
                                                                                       -------------
NET ASSETS - 100.0%                                                                    $   4,686,352
                                                                                       =============

*     Non-income producing security.
# Illiquid security. Some restrictions may apply to the resale of this security due to limited trading volume.
(a) The repurchase agreement, 4/30/2004, due 5/3/2004 with repurchase proceeds of $103,003 is collateralized by United States Treasury Bond, 8.500% due 2/15/2020 with a market value of $110,189.
(b) Martin Currie Investment Management Ltd., an affiliate of Martin Currie Inc., provides investment management services to the Taiwan Opportunities Fund Ltd. Martin Currie Inc. does not receive advisory fees on the portion of net assets represented by affiliated investment companies.
(c) Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. Refer to Note B - Restricted Securities on page 45 for further details.
+ Percentages of long-term investments are presented in the portfolio by country. Percentages of long-term investments by industry are as follows:
      Aerospace/Defense 0.5%, Agricultural Operations 2.5%, Apparel & Textiles 1.7%, Auto Parts 2.2%, Banks 1.1%, Cement 0.8%, Chemicals 8.0%, Communication Services 3.6%, Computer Software 1.7%, Computers 10.4%, Containers & Glass 1.2%, Cosmetic & Toiletries 2.9%, Drugs & Healthcare 2.2%, Electronics 10.2%, Food & Beverages 2.4%, Gas Distribution 0.7%, Household Products 0.9%, Industrial Machinery 2.8%, Insurance 4.2%, Investment Companies 5.1%, Manufacturing 1.9%, Medical Products 1.9%, Miscellaneous 6.1%, Real Estate 1.1%, Retail 4.1%, Telecommunications 10.5%, Tires & Rubber 2.5%, Turnpikes & Toll Roads 2.4% and Water 1.3%.
^ Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

See Notes to Financial Statements.

                                                    MARTIN CURRIE BUSINESS TRUST

                                              STATEMENTS OF ASSETS & LIABILITIES
                                                                  APRIL 30, 2004

                                                 MCBT               MCBT             MCBT               MCBT             MCBT
                                           OPPORTUNISTIC EAFE  GLOBAL EMERGING       JAPAN          PAN EUROPEAN       GREATER
                                                 FUND            MARKETS FUND     MID CAP FUND      MID CAP FUND      CHINA FUND
                                           ------------------  ---------------   --------------    --------------   --------------
ASSETS
  Investment in securities, at value       $       34,739,221  $   453,077,274   $  109,985,855    $   88,550,505   $    4,646,061
  Cash                                                    477              419           15,286                58              297
  Foreign currency, at value                           36,699        7,579,319        2,172,806            55,221           31,365
  Receivable for investments sold                           -          223,099          353,742         2,604,512           28,312
  Dividends and interest receivable                   126,136        1,459,470          549,196            85,905           11,084
  Foreign tax reclaims receivable                      76,705                -                -            68,812                -
  Prepaid insurance expense                               563           26,502            5,402             3,913                -
  Receivable due from Investment
    Manager                                                 -                -                -                 -           18,367
                                           ------------------  ---------------   --------------    --------------   --------------
    TOTAL ASSETS                                   34,979,801      462,366,083      113,082,287        91,368,926        4,735,486
                                           ------------------  ---------------   --------------    --------------   --------------
LIABILITIES
  Payable for investments purchased                    74,467                -          731,845         2,803,297                -
  Management fee payable                               61,756          974,621          263,673           197,236           18,276
  Administration fee payable                            2,387           23,001            7,576             5,694              336
  Trustees fee payable                                  1,225           17,335            3,650             2,610              180
  Capital gains taxes accrued                               -           60,204                -                 -                -
  Accrued expenses and other liabilities               42,598          148,825           49,206            48,173           30,342
                                           ------------------  ---------------   --------------    --------------   --------------
    TOTAL LIABILITIES                                 182,433        1,223,986        1,055,950         3,057,010           49,134
                                           ------------------  ---------------   --------------    --------------   --------------
TOTAL NET ASSETS                           $       34,797,368  $   461,142,097   $  112,026,337    $   88,311,916   $    4,686,352
                                           ==================  ===============   ==============    ==============   ==============
COMPOSITION OF NET ASSETS
  Paid-in capital                          $       52,412,302  $   353,348,720   $   99,180,856    $   61,449,610   $    4,988,706
  Undistributed net investment
    income (loss)                                     (14,436)      (1,398,063)       1,582,603             1,323          (20,468)
  Accumulated net realized gain (loss) on
    investments and foreign currency
    transactions                                  (24,484,525)      35,452,641      (11,536,348)        6,702,818          (85,725)
  Net unrealized appreciation
    (depreciation) on investments and
    foreign currency                                6,884,027       73,738,799       22,799,226        20,158,165         (196,161)
                                           ------------------  ---------------   --------------    --------------   --------------
TOTAL NET ASSETS                           $       34,797,368  $   461,142,097   $  112,026,337    $   88,311,916   $    4,686,352
                                           ==================  ===============   ==============    ==============   ==============
SHARES OF BENEFICIAL INTEREST
  OUTSTANDING                                       3,330,500       55,979,611        8,791,756         5,863,426          500,000
NET ASSET VALUE PER SHARE                  $            10.45  $          8.24   $        12.74    $        15.06   $         9.37

Identified cost of investments             $       27,861,694  $   379,248,568   $   87,174,286    $   68,388,997   $    4,841,842
Cost of foreign currency                   $           36,650  $     7,604,529   $    2,172,806    $       54,841   $       31,747

See Notes to Financial Statements.

                                                        STATEMENTS OF OPERATIONS
                                               FOR THE YEAR ENDED APRIL 30, 2004

                                                  MCBT              MCBT              MCBT              MCBT            MCBT
                                           OPPORTUNISTIC EAFE  GLOBAL EMERGING       JAPAN          PAN EUROPEAN      GREATER
                                                  FUND          MARKETS FUND      MID CAP FUND      MID CAP FUND     CHINA FUND*
                                           ------------------  ---------------   --------------    --------------   --------------
INVESTMENT INCOME
  Interest income                          $           11,808  $        16,213   $       27,850    $        2,274   $           38
  Dividend income                                   1,154,657        9,416,178          924,882         1,277,240           12,616
  Foreign taxes witheld                              (125,453)      (1,099,096)         (52,919)         (170,592)               -
                                           ------------------  ---------------   --------------    --------------   --------------
    TOTAL INVESTMENT INCOME                         1,041,012        8,333,295          899,813         1,108,922           12,654
                                           ------------------  ---------------   --------------    --------------   --------------
EXPENSES
  Management fees                                     332,799        3,439,460          980,725           703,912           25,556
  Custodian fees                                      152,276          775,609          122,164           128,711           25,388
  Administration fees                                  53,543          252,033           78,510            57,918           18,392
  Audit fees                                           36,575           36,575           36,575            33,850           21,600
  Legal fees                                           12,755          120,796           26,213            18,645            3,541
  Transfer agent fees                                   6,428            6,553            6,316             6,833            2,625
  Trustees fees                                         3,649           35,470            7,248             5,234              180
  Miscellaneous expenses                               10,538          223,850           21,271            14,478              225
                                           ------------------  ---------------   --------------    --------------   --------------
    TOTAL EXPENSES                                    608,563        4,890,346        1,279,022           969,581           97,507
  Expense waived/reimbursed by
    Investment Manager                                      -                -                -                 -          (36,392)
  Expense waived by Administrator                           -                -                -                 -          (16,975)
                                           ------------------  ---------------   --------------    --------------   --------------
    NET EXPENSES                                      608,563        4,890,346        1,279,022           969,581           44,140
                                           ------------------  ---------------   --------------    --------------   --------------
NET INVESTMENT INCOME (LOSS)                          432,449        3,442,949         (379,209)          139,341          (31,486)
                                           ------------------  ---------------   --------------    --------------   --------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY
  TRANSACTIONS
  Net realized gain (loss) on investments
    (net of foreign taxes paid of $65,554,
    $4,080,751, $0, $0 and $0,
    respectively)                                   4,988,272      123,635,319       29,042,530        12,090,150          (85,725)
  Net realized gain (loss) on foreign
    currency transactions                              (6,661)        (886,996)         165,516          (131,033)            (276)
  Net realized gain from in-kind
    redemptions                                     4,150,625                -                -                 -                -
  Net change in unrealized appreciation
    (depreciation) on:
    Investments (net of foreign taxes of
      $3,966, $280,582, $0, $0 and
      $0, respectively)                             7,451,338       50,121,464       30,824,540        17,316,033         (195,781)
    Foreign currency                                   (6,823)          (6,986)          (7,927)           (5,171)            (380)
                                           ------------------  ---------------   --------------    --------------   --------------
NET GAIN (LOSS) ON
INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS                              16,576,751      172,862,801       60,024,659        29,269,979         (282,162)
                                           ------------------  ---------------   --------------    --------------   --------------
NET INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS                 $       17,009,200  $   176,305,750   $   59,645,450    $   29,409,320   $     (313,648)
                                           ==================  ===============   ==============    ==============   ==============

* Fund commenced operations on December 26, 2003.

See Notes to Financial Statements.

                                             STATEMENTS OF CHANGES IN NET ASSETS

                                                                       MCBT OPPORTUNISTIC               MCBT GLOBAL EMERGING
                                                                           EAFE FUND                         MARKETS FUND
                                                               --------------------------------    ------------------------------
                                                                     YEAR             YEAR              YEAR            YEAR
                                                                     ENDED            ENDED             ENDED           ENDED
                                                                APRIL 30, 2004   APRIL 30, 2003    APRIL 30, 2004  APRIL 30, 2003
                                                               ---------------   --------------    --------------  --------------
NET ASSETS, beginning of year                                  $    65,463,644   $  118,586,142    $  326,580,104  $   468,682,829
                                                               ---------------   --------------    --------------  ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income                                                432,449          946,854         3,442,949        3,408,332
  Net realized gain (loss) on investments and foreign
    currency transactions                                            9,132,236      (14,149,507)      122,748,323      (48,711,515)
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions                    7,444,515       (4,329,816)       50,114,478      (42,868,036)
                                                               ---------------   --------------    --------------  ---------------
  Net increase (decrease) in net assets from operations             17,009,200      (17,532,469)      176,305,750      (88,171,219)
                                                               ---------------   --------------    --------------  ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                               (816,834)      (1,501,117)                -       (2,148,559)
                                                               ---------------   --------------    --------------  ---------------
  Total distributions                                                 (816,834)      (1,501,117)                -       (2,148,559)
                                                               ---------------   --------------    --------------  ---------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares                                  1,500,000          920,000        18,741,604       81,032,974
  Reinvestment of distributions to shareholders                        596,322        1,347,088                 -        1,317,023
  Cost of shares repurchased                                       (48,954,964)     (36,356,000)      (60,485,361)    (134,132,944)
                                                               ---------------   --------------    --------------  ---------------
  Total decrease in net assets from capital
    share transactions                                             (46,858,642)     (34,088,912)      (41,743,757)     (51,782,947)
                                                               ---------------   --------------    --------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS                              (30,666,276)     (53,122,498)      134,561,993     (142,102,725)
                                                               ---------------   --------------    --------------  ---------------
NET ASSETS, end of year                                        $    34,797,368   $   65,463,644    $  461,142,097  $   326,580,104
                                                               ===============   ==============    ==============  ===============
  Undistributed net investment income (loss)                   $       (14,436)  $      108,078    $   (1,398,063) $      (284,785)
                                                               ---------------   --------------    --------------  ---------------
OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
  Shares sold                                                          183,545          111,569         2,671,903       15,039,800
  Shares issued in reinvestment of distributions to
    shareholders                                                        57,783          180,092                 -          255,237
  Shares repurchased                                                (5,493,061)      (4,198,272)       (7,833,854)     (24,399,172)
                                                               ---------------   --------------    --------------  ---------------
  Net share transactions                                            (5,251,733)      (3,906,611)       (5,161,951)      (9,104,135)
                                                               ===============   ==============    ==============  ===============

See Notes to Financial Statements.

                                                                            MCBT JAPAN                  MCBT PAN EUROPEAN
                                                                           MID CAP FUND                    MID CAP FUND
                                                                -------------------------------  -------------------------------
                                                                     YEAR             YEAR            YEAR           PERIOD
                                                                     ENDED            ENDED           ENDED           ENDED
                                                                APRIL 30, 2004   APRIL 30, 2003  APRIL 30, 2004  APRIL 30, 2003*
                                                                --------------   --------------  --------------  ---------------
NET ASSETS, beginning of year                                   $   80,167,912   $   74,107,271  $   60,447,926  $             -
                                                                --------------   --------------  --------------  ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)                                        (379,209)        (245,378)        139,341           43,228
  Net realized gain (loss) on investments and foreign
    currency transactions                                           29,208,046      (13,047,761)     11,959,117       (5,127,629)
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions                   30,816,613       (1,954,461)     17,310,862        2,847,303
                                                                --------------   --------------  --------------  ---------------
  Net increase (decrease) in net assets from operations             59,645,450      (15,247,600)     29,409,320       (2,237,098)
                                                                --------------   --------------  --------------  ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                               (780,167)               -        (362,788)               -
                                                                --------------   --------------  --------------  ---------------
  Total distributions                                                 (780,167)               -        (362,788)               -
                                                                --------------   --------------  --------------  ---------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares                                  1,552,465       41,165,521      25,234,859       78,757,564
  Reinvestment of distributions to shareholders                        744,589                -         361,509                -
  Cost of shares repurchased                                       (29,303,912)     (19,857,280)   ((26,778,910)  (( (16,072,540)
                                                                --------------   --------------  --------------  ---------------
  Total increase (decrease) in net assets from capital
    share transactions                                             (27,006,858)      21,308,241      (1,182,542)      62,685,024
                                                                --------------   --------------  --------------  ---------------
NET INCREASE IN NET ASSETS                                          31,858,425        6,060,641      27,863,990       60,447,926
                                                                --------------   --------------  --------------  ---------------
NET ASSETS, end of year                                         $  112,026,337   $   80,167,912  $   88,311,916  $    60,447,926
                                                                ==============   ==============  ==============  ===============
  Undistributed net investment income (loss)                    $    1,582,603   $      282,838  $        1,323  $       (10,195)
                                                                --------------   --------------  --------------  ---------------
OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
  Shares sold                                                          135,316        5,025,300       1,680,270        8,024,982
  Shares issued in reinvestment of distributions
    to shareholders                                                     67,323                -          25,175                -
  Shares repurchased                                                (3,144,289)      (2,629,866)     (2,089,476)      (1,777,525)
                                                                --------------   --------------  --------------  ---------------
  Net share transactions                                            (2,941,650)       2,395,434        (384,031)       6,247,457
                                                                ==============   ==============  ==============  ===============

* Fund commenced operations on June 6, 2002.

See Notes to Financial Statements.

                                                                                                                      MCBT
                                                                                                                    GREATER
                                                                                                                   CHINA FUND
                                                                                                                 ---------------
                                                                                                                     PERIOD
                                                                                                                      ENDED
                                                                                                                 APRIL 30, 2004*
                                                                                                                 ---------------
NET ASSETS, beginning of period                                                                                  $             -
                                                                                                                 ---------------
DECREASE IN NET ASSETS FROM OPERATIONS:
  Net investment loss                                                                                                    (31,486)
  Net realized loss on investments and foreign currency transactions                                                     (86,001)
  Net change in unrealized depreciation on investments and foreign currency transactions                                (196,161)
                                                                                                                 ---------------
  Net decrease in net assets from operations                                                                            (313,648)
                                                                                                                 ---------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares                                                                                    5,000,000
                                                                                                                 ---------------
  Total increase in net assets from capital share transactions                                                         5,000,000
                                                                                                                 ---------------
NET INCREASE IN NET ASSETS                                                                                             4,686,352
                                                                                                                 ---------------
NET ASSETS, end of period                                                                                        $     4,686,352
                                                                                                                 ===============
  Undistributed net investment loss                                                                              $       (20,468)
                                                                                                                 ---------------
OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
  Shares sold                                                                                                            500,000
                                                                                                                 ---------------
  Net share transactions                                                                                                 500,000
                                                                                                                 ===============

* Fund commenced operations on December 26, 2003.

See Notes to Financial Statements.

                                                    MCBT OPPORTUNISTIC EAFE FUND

                                                            FINANCIAL HIGHLIGHTS
                                          FOR A SHARE OUTSTANDING FOR THE PERIOD

                                                    YEAR                    YEAR                  YEAR
                                                    ENDED                   ENDED                 ENDED
                                              APRIL 30, 2004 (2)      APRIL 30, 2003 (2)      APRIL 30, 2002
                                              ------------------      ------------------      --------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year            $            7.630      $            9.500      $       11.180
                                              ------------------      ------------------      --------------
Net investment income                                      0.083                   0.099               0.136
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                             2.985                  (1.795)             (1.806)
                                              ------------------      ------------------      --------------
Total from investment operations                           3.068                  (1.696)             (1.670)
                                              ------------------      ------------------      --------------
Less distributions:
  Net investment income                                   (0.248)                 (0.174)             (0.010)
  Net realized gains                                       0.000                   0.000               0.000
  Tax return of capital                                    0.000                   0.000               0.000
                                              ------------------      ------------------      --------------
Total distributions                                       (0.248)                 (0.174)             (0.010)
                                              ------------------      ------------------      --------------
Paid-in capital from subscription and
  redemption fees                                          0.000                   0.000               0.000
                                              ------------------      ------------------      --------------
Net asset value, end of year                  $           10.450      $            7.630      $        9.500
                                              ==================      ==================      ==============
TOTAL INVESTMENT RETURN (1)                                40.26%                 (17.82)%            (14.94)%
                                              ==================      ==================      ==============
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year                       $       34,797,368      $       65,463,644      $  118,586,142
Operating expenses to average net assets                    1.28%                   1.12%               1.00%
Net investment income to average net assets                 0.91%                   1.24%               0.63%
Portfolio turnover rate                                       82%                    104%                 75%

                                                   YEAR                YEAR
                                                   ENDED               ENDED
                                              APRIL 30, 2001      APRIL 30, 2000
                                              --------------      --------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year            $       15.320      $       13.490
                                              --------------      --------------
Net investment income                                  0.047               0.101
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                        (3.336)              2.889
                                              --------------      --------------
Total from investment operations                      (3.289)              2.990
                                              --------------      --------------
Less distributions:
  Net investment income                               (0.054)             (0.226)
  Net realized gains                                  (0.784)             (0.952)
  Tax return of capital                               (0.013)              0.000
                                              --------------      --------------
Total distributions                                   (0.851)             (1.178)
                                              --------------      --------------
Paid-in capital from subscription and
  redemption fees                                      0.000*              0.018
                                              --------------      --------------
Net asset value, end of year                  $       11.180      $       15.320
                                              ==============      ==============
TOTAL INVESTMENT RETURN (1)                           (21.93)%             21.66%
                                              ==============      ==============
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year                       $  201,920,742      $  261,771,264
Operating expenses to average net assets                0.91%               0.92%
Net investment income to average net assets             0.32%               0.89%
Portfolio turnover rate                                   66%                 71%

*    Amount rounds to less than $0.001.
(1)  Total return at net asset value assuming all distributions reinvested.
(2) The per share amounts were computed using an average number of shares outstanding during the year.

See Notes to Financial Statements.

                                               MCBT GLOBAL EMERGING MARKETS FUND

                                                            FINANCIAL HIGHLIGHTS
                                          FOR A SHARE OUTSTANDING FOR THE PERIOD

                                                    YEAR                    YEAR                  YEAR
                                                    ENDED                   ENDED                 ENDED
                                              APRIL 30, 2004 (2)      APRIL 30, 2003 (2)      APRIL 30, 2002
                                              ------------------      ------------------      --------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year            $            5.340      $            6.670      $        5.850
                                              ------------------      ------------------      --------------
Net investment income                                      0.058                   0.055               0.110
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                             2.842                  (1.350)              0.710
                                              ------------------      ------------------      --------------
Total from investment operations                           2.900                  (1.295)              0.820
                                              ------------------      ------------------      --------------
Less distributions:
  Net investment income                                    0.000                  (0.035)              0.000
  Net realized gains                                       0.000                   0.000               0.000
                                              ------------------      ------------------      --------------
Total distributions                                        0.000                  (0.035)              0.000
                                              ------------------      ------------------      --------------
Net asset value, end of year                  $            8.240      $            5.340      $        6.670
                                              ==================      ==================      ==============
TOTAL INVESTMENT RETURN (1)                                54.31%                 (19.39)%             14.02%
                                              ==================      ==================      ==============
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year                       $      461,142,097      $      326,580,104      $  468,682,829
Operating expenses to average net assets                    1.10%                   1.13%               1.08%
Net investment income to average net assets                 0.78%                   0.99%               1.03%
Portfolio turnover rate                                      107%                    139%                149%

                                                    YEAR                 YEAR
                                                    ENDED                ENDED
                                              APRIL 30, 2001 (2)    APRIL 30, 2000
                                              ------------------    --------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year            $            9.880    $        8.010
                                              ------------------    --------------
Net investment income                                      0.067             0.030
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                            (3.041)            1.964
                                              ------------------    --------------
Total from investment operations                          (2.974)            1.994
                                              ------------------    --------------
Less distributions:
  Net investment income                                   (0.101)            0.000
  Net realized gains                                      (0.955)           (0.124)
                                              ------------------    --------------
Total distributions                                       (1.056)           (0.124)
                                              ------------------    --------------
Net asset value, end of year                  $            5.850    $        9.880
                                              ==================    ==============
TOTAL INVESTMENT RETURN (1)                               (30.34)%           25.00%
                                              ==================    ==============
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year                       $      115,974,462    $  166,388,245
Operating expenses to average net assets                    1.05%             1.07%
Net investment income to average net assets                 0.86%             0.32%
Portfolio turnover rate                                      195%              146%

(1)  Total return at net asset value assuming all distributions reinvested.
(2) The per share amounts were computed using an average number of shares outstanding during the year.

See Notes to Financial Statements.

                                                         MCBT JAPAN MID CAP FUND

                                                            FINANCIAL HIGHLIGHTS
                                          FOR A SHARE OUTSTANDING FOR THE PERIOD

                                                    YEAR                    YEAR                    YEAR
                                                    ENDED                   ENDED                   ENDED
                                              APRIL 30, 2004 (2)      APRIL 30, 2003 (2)      APRIL 30, 2002 (2)
                                              ------------------      ------------------      ------------------
PER SHARE OPERATING
PERFORMANCE
Net asset value, beginning of year            $            6.830      $            7.940      $            9.260
                                              ------------------      ------------------      ------------------
Net investment loss                                       (0.038)                 (0.021)                 (0.052)
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                             6.034                  (1.089)                 (1.123)
                                              ------------------      ------------------      ------------------
Total from investment operations                           5.996                  (1.110)                 (1.175)
                                              ------------------      ------------------      ------------------
Less distributions:
  Net investment income                                   (0.086)                  0.000                  (0.031)
  Net realized gains                                       0.000                   0.000                  (0.114)
                                              ------------------      ------------------      ------------------
Total distributions                                       (0.086)                  0.000                  (0.145)
                                              ------------------      ------------------      ------------------
Net asset value, end of year                  $           12.740      $            6.830      $            7.940
                                              ==================      ==================      ==================
TOTAL INVESTMENT RETURN (1)                                87.99%                 (13.98)%                (12.54)%
                                              ==================      ==================      ==================
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year                       $      112,026,337      $       80,167,912      $       74,107,271
Operating expenses to average net assets                    1.30%                   1.31%                   1.31%
Net investment loss to average net assets                  (0.39)%                 (0.29)%                 (0.62)%
Portfolio turnover rate                                      125%                    105%                     82%

                                                   YEAR                YEAR
                                                   ENDED               ENDED
                                              APRIL 30, 2001      APRIL 30, 2000
                                              --------------      --------------
PER SHARE OPERATING
PERFORMANCE
Net asset value, beginning of year            $       14.650      $        9.290
                                              --------------      --------------
Net investment loss                                   (0.016)             (0.095)
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                        (3.645)              5.544
                                              --------------      --------------
Total from investment operations                      (3.661)              5.449
                                              --------------      --------------
Less distributions:
  Net investment income                                0.000               0.000
  Net realized gains                                  (1.729)             (0.089)
                                              --------------      --------------
Total distributions                                   (1.729)             (0.089)
                                              --------------      --------------
Net asset value, end of year                  $        9.260      $       14.650
                                              ==============      ==============
TOTAL INVESTMENT RETURN (1)                           (24.96)%             58.55%
                                              ==============      ==============
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year                       $  129,920,151      $  149,821,497
Operating expenses to average net assets                1.23%               1.21%
Net investment loss to average net assets              (0.39)%             (0.57)%
Portfolio turnover rate                                   55%                 37%

(1)  Total return at net asset value assuming all distributions reinvested.
(2) The per share amounts were computed using an average number of shares outstanding during the year.

See Notes to Financial Statements.

                                                  MCBT PAN EUROPEAN MID CAP FUND

                                                            FINANCIAL HIGHLIGHTS
                                          FOR A SHARE OUTSTANDING FOR THE PERIOD

                                                                            YEAR                      PERIOD
                                                                            ENDED                     ENDED
                                                                      APRIL 30, 2004 (4)        APRIL 30, 2003* (4)
                                                                      ------------------        -------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                                    $            9.680        $            10.000
                                                                      ------------------        -------------------
Net investment income                                                              0.026                      0.006
Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                            5.427                     (0.326)
                                                                      ------------------        -------------------
Total from investment operations                                                   5.453                     (0.320)
                                                                      ------------------        -------------------
Less distributions:
  Net investment income                                                           (0.073)                     0.000
                                                                      ------------------        -------------------
Total distributions                                                               (0.073)                     0.000
                                                                      ------------------        -------------------
Net asset value, end of year                                          $           15.060        $             9.680
                                                                      ==================        ===================
TOTAL INVESTMENT RETURN (1)                                                        56.37%                     (3.20)%(2)
                                                                      ==================        ===================
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year                                               $       88,311,916        $        60,447,926
Operating net expenses to average net assets (5)                                    1.38%                      1.36%(3)
Operating gross expenses to average net assets (5)                                  1.38%                      1.37%(3)
Net investment income to average net assets                                         0.20%                      0.08%(3)
Portfolio turnover rate                                                              109%                       149%

*    Fund commenced operations on June 6, 2002.
(1)  Total return at net asset value assuming all distributions reinvested.
(2)  Periods less than one year are not annualized.
(3)  Annualized.
(4) The per share amounts were computed using an average number of shares outstanding during the period.
(5) In accordance with the agreement, State Street waived the minimum requirements of its administration fees for the first six months of operations. There was no waiver after April 30, 2003.

See Notes to Financial Statements.

                                                         MCBT GREATER CHINA FUND

                                                            FINANCIAL HIGHLIGHTS
                                          FOR A SHARE OUTSTANDING FOR THE PERIOD

                                                                                            PERIOD
                                                                                            ENDED
                                                                                      APRIL 30, 2004* (4)
                                                                                      -------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                  $            10.000
                                                                                      -------------------
Net investment loss                                                                                (0.063)
Net realized and unrealized loss on investments and foreign currency transactions                  (0.567)
                                                                                      -------------------
Total from investment operations                                                                   (0.630)
                                                                                      -------------------
Net asset value, end of period                                                        $             9.370
                                                                                      ===================
TOTAL INVESTMENT RETURN (1)                                                                         (6.30)%(2)
                                                                                      ===================
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                                                             $         4,686,352
Operating net expenses to average net assets                                                         2.50%(3)
Operating gross expenses to average net assets                                                       5.52%(3)
Net investment loss to average net assets                                                           (1.78)%(3)
Portfolio turnover rate                                                                                36%

*    Fund commenced operations on December 26, 2003.
(1)  Total return at net asset value assuming all distributions reinvested.
(2)  Periods less than one year are not annualized.
(3)  Annualized.
(4) The per share amounts were computed using an average number of shares outstanding during the period.

See Notes to Financial Statements.

                                                    MARTIN CURRIE BUSINESS TRUST

                                                   NOTES TO FINANCIAL STATEMENTS

NOTE A - ORGANIZATION
Martin Currie Business Trust ("MCBT") (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust on May 20, 1994. The Trust currently offers five funds which have differing investment objectives and policies: MCBT Opportunistic EAFE Fund (the "Opportunistic EAFE Fund"), MCBT Global Emerging Markets Fund (the "Global Emerging Markets Fund"), MCBT Japan Mid Cap Fund (the "Japan Mid Cap Fund"), formerly MCBT Japan Small Companies Fund, MCBT Pan European Mid Cap Fund (the "Pan European Mid Cap Fund") and MCBT Greater China Fund (the "Greater China Fund") (each a "Fund" and collectively, the "Funds"). On April 5, 2000 and June 10, 2003, the Trust's Board of Trustees authorized the creation of the MCBT All Countries World ex U.S. Fund and the MCBT Global Equity Fund, respectively, neither of which has commenced operations. The Opportunistic EAFE Fund, the Global Emerging Markets Fund, the Japan Mid Cap Fund, the Pan European Mid Cap Fund and the Greater China Fund commenced investment operations on July 1, 1994, February 14, 1997, August 15, 1994, June 6, 2002 and December 26, 2003, respectively. The Funds' Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and income and expenses at the date of the financial statements. Actual results could differ from these estimates.

VALUATION OF INVESTMENTS - The Funds' portfolio securities traded on a securities exchange are valued at the last quoted sale price, or, if no sale occurs, at the mean of the most recent quoted bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked prices. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Prices for securities which are primarily traded in foreign markets are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Short-term securities and debt securities with a remaining maturity of 60 days or less are valued at their amortized cost. Securities for which current market quotations are unavailable, quotations that are not deemed by the investment manager to be representative of market value or significant events occurring after the close of the relevant market but prior to the close of markets in the United States of America are valued at fair value as determined in good faith by the Trustees of the Trust ("Trustees"), or by persons acting pursuant to procedures established by the Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. At April 30, 2004, fair valued securities in the Opportunistic EAFE Fund, Global Emerging Markets Fund, and Greater China Fund amounted to $397,507, $40,769,950 and $120,874 or 1.14%, 8.84% and 2.57%, respectively, of its net assets.

RESTRICTED SECURITIES - At April 30, 2004, the Greater China Fund owned the following securities (representing 2.35% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933. The Fund has various registration rights with respect to these securities. The fair value of these securities is determined using methods determined in good faith by or at the direction of the Trustees. This valuation may differ from the value that would be realized if the securities were sold and the difference could be material to the financial statements. The unit value of unrestricted common stock of Chindex International at March 26, 2004 was $9.83 per share.

                                                        DATE OF
DESCRIPTION                                           ACQUISITION   SHARES     COST      FAIR VALUE
-----------                                           -----------   ------     ----      ----------
Chindex International                                   3/26/04     10,800   $  97,200   $   96,131
Chindex International, Warrants, expiring 3/31/09       3/26/04      2,160           0       14,062
                                                                             ---------   -----------
                                                                             $  97,200   $  110,193
                                                                             =========   ===========

REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, the Funds' custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings that could delay or increase the cost of such realization or retention.

INVESTMENT TRANSACTIONS - Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses from security transactions are determined on the basis of identified cost.

INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date and as soon as the Fund is informed of such dividends. Interest income is recorded daily on the accrual basis and includes accretion of discount and amortization of premium on investments. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

FOREIGN CURRENCY TRANSLATIONS - The records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on a daily basis when a Fund's net asset value is determined. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions.

Each Fund may realize currency gains or losses between the trade and settlement dates on security transactions. To minimize such currency gains or losses, the Fund may enter into forward foreign currency contracts ("Forward").

The net U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forwards, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, and are included with the net realized and unrealized gain or loss on investment securities.

FORWARD FOREIGN CURRENCY CONTRACTS - A forward is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily at the prevailing forward exchange rate of the underlying currencies and the change in the market value is recorded by the Fund as an unrealized gain or loss. When the forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Funds may enter into forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. At April 30, 2004, none of the Funds had open forwards.

Although forwards limit the risk of loss due to a decline in the value of hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to additional risks if the counterparties to the contracts are unable to meet the terms of their contracts.

EQUITY LINKED SECURITIES - Each Fund may invest in equity-linked securities such as linked participation notes, equity swaps and zero-strike options and securities warrants. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or a single stock. These securities may be used by a Fund to gain exposure to countries that place restrictions on investments by foreigners. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligation under the terms of the arrangement with the counterparty. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments. In addition, equity-linked securities may be considered illiquid and subject to each Fund's restrictions on investments in illiquid securities.

At April 30, 2004, the Opportunistic EAFE and Global Emerging Markets Funds held equity-linked zero-strike European and American style call warrants through Morgan Stanley & Co. ("MS&Co."), the issuer. Under the terms of the agreements, each warrant entitles the Fund to receive from MS&Co. an amount in U.S. dollars linked to the performance of specific equity shares.

INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

EXPENSES - Expenses directly attributable to each Fund are charged to the respective Fund. Expenses not directly attributable to a particular Fund are either split evenly among the affected Funds, allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the Trustees may direct or approve.

DISTRIBUTIONS TO SHAREHOLDERS - Each Fund declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. All distributions will be reinvested in shares of the respective Fund at the net asset value unless the shareholder elects in the subscription agreement to receive cash. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for passive foreign investment companies (PFIC's), foreign currency transactions, losses deferred due to wash sales, post October 31 losses, capital loss carryforwards, redemptions in-kind, and excise tax regulations. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. Distributions are recorded on the ex-dividend date.

Undistributed net investment income and long-term gain at April 30, 2004 on a tax basis and the tax character of distributions during 2004 and 2003 were as follows:

                                                                        2004                          2003
                                                            ----------------------------  ---------------------------
                                TAX BASIS      TAX BASIS    DISTRIBUTIONS  DISTRIBUTIONS  DISTRIBUTIONS  DISTRIBUTIONS
                              UNDISTRIBUTED  UNDISTRIBUTED      FROM           FROM           FROM          FROM
                             NET INVESTMENT    LONG-TERM      ORDINARY       LONG-TERM      ORDINARY      LONG-TERM
FUND                             INCOME          GAIN          INCOME          GAIN          INCOME         GAIN
----                         --------------  -------------  -------------  -------------  -------------  ------------
Opportunistic EAFE Fund       $     99,838   $           -    $  816,834       $  -        $  1,501,117      $  -
Global Emerging Markets Fund     8,727,808      48,982,252             -          -           2,148,559         -
Japan Mid Cap Fund               3,898,873               -       780,167          -                   -         -
Pan European Mid Cap Fund        1,685,471       5,127,107       362,788          -                   -         -
Greater China Fund                       -               -             -          -                   -         -

PURCHASES AND REDEMPTIONS OF FUND SHARES - Effective through June 27, 2000, there was a purchase premium for cash investments into the Opportunistic EAFE Fund of 0.75% of the amount invested and a redemption fee on cash redemptions of 0.75% of the amount redeemed. All purchase premiums and redemption fees were paid to and retained by the Fund and were recorded as paid-in capital. These fees were intended to offset brokerage and transaction costs arising in connection with the purchase and redemption.

INCOME TAXES - Each Fund of the Trust is treated as a separate entity for U.S. federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their taxable income, including realized capital gains, if any, for the fiscal year. In addition, by distributing substantially all of their net investment income, realized capital gains and certain other amounts, if any, during the calendar year, the Funds will not be subject to a federal excise tax.

Each Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

As of April 30, 2004, the following Funds have realized capital loss carry-forwards, for U.S. federal income tax purposes, available to be used to offset future realized capital gains to the extent provided by regulations:

                                       EXPIRING           EXPIRING            EXPIRING            EXPIRING
FUND                                APRIL 30, 2009     APRIL 30, 2010      APRIL 30, 2011      APRIL 30, 2012
----                                --------------     --------------      --------------      --------------
Opportunistic EAFE Fund              $          -       $ 20,273,438        $  3,069,185         $  730,074
Global Emerging Markets Fund            1,110,155         17,541,594                   -                  -
Japan Mid Cap Fund                              -                  -          11,533,537                  -

For the year ended April 30, 2004, the following Funds utilized capital loss carry-forwards for U.S. federal income tax purposes:

                                                                              CAPITAL LOSS CARRY-
               FUND                                                           FORWARDS UTILIZED
               ----                                                           ------------------
               Global Emerging Markets Fund                                     $  47,238,525
               Japan Mid Cap Fund                                                  15,300,975
               Pan European Mid Cap Fund                                            3,243,064

As of April 30, 2004, the Funds elected for federal income tax purposes to defer the following current year post October 31 losses as though the losses were incurred on the first day of the next fiscal year:

                                                                   POST OCTOBER     POST OCTOBER
               FUND                                                CAPITAL LOSS     CURRENCY LOSS
               ----                                                ------------     -------------
               Greater China Fund                                    $ 85,725          $  276

NOTE C - AGREEMENTS AND FEES
The Trust has entered into an Advisory Agreement with Martin Currie Inc. (the "Investment Manager"), a wholly-owned subsidiary of Martin Currie Limited, for each Fund. Under the Advisory Agreement, the Investment Manager provides investment management, advisory and certain administrative services to each Fund, for which each Fund pays the Investment Manager a management fee computed daily and paid quarterly based on the Fund's average net assets at the annual rates listed below:

               FUND                                                                    MANAGEMENT FEE
               ----                                                                    --------------
               Opportunistic EAFE Fund                                                    0.70%
               Global Emerging Markets Fund                                               0.80%
               Japan Mid Cap Fund                                                         1.00%
               Pan European Mid Cap Fund                                                  1.00%
               Greater China Fund                                                         1.50%

The Investment Manager contractually agreed through April 30, 2004 to waive its fees or bear certain other expenses to the extent necessary to limit the annual expenses of the Greater China Fund to 2.50% of the Fund's average net assets on an annualized basis. For the year ended April 30, 2004, the Investment Manager waived its fees and reimbursed expenses totaling $36,392. The Investment Manager renewed this contractual agreement through April 30, 2005.

State Street Bank and Trust Company (the "Administrator" or "State Street") serves as administrator, custodian, transfer agent and dividend paying agent of the Trust. The Administrator performs certain administrative services for the Trust. Each Fund pays State Street, as administrator, a fee at the rate of 0.08% of its average net assets up to $125 million, 0.06% of the next $125 million, and 0.04% of those assets in excess of $250 million, subject to certain minimum requirements, plus certain out of pocket costs.

Under the existing service level agreement to perform certain administrative services for the Trust, State Street agreed to waive the minimum requirements of its fees for the first six months of operations for the Greater China Fund. Administration fees waived during the year ended April 30, 2004 were $16,975. State Street also receives fees and compensation of expenses for certain custodian and transfer agent services.

The Trust has adopted a distribution and servicing plan in accordance with Rule 12b-1 under the 1940 Act for each Fund. The plan authorizes the Investment Manager to spend an amount of the management fee it collects for activities or services primarily intended to result in the sale of Fund shares or providing personal services to Fund shareholders.

Trustees of the Trust who are not interested persons receive aggregate annual fees of $50,000 ($25,000 per Trustee).

NOTE D - INVESTMENT TRANSACTIONS
Excluding short-term investments and including in-kind subscriptions and redemptions, if any, each Fund's purchases and sales of investments for the period ended April 30, 2004 were as follows:

               FUND                                      COST OF PURCHASES    PROCEEDS FROM SALES
               ----                                      -----------------    -------------------
               Opportunistic EAFE Fund                    $   37,675,124        $   83,257,266
               Global Emerging Markets Fund                  453,916,412           497,703,479
               Japan Mid Cap Fund                            120,275,680           148,821,602
               Pan European Mid Cap Fund                      75,374,081            76,060,858
               Greater China Fund                              6,111,355             1,286,788

The identified cost of investments in securities and repurchase agreements owned for federal income tax purposes and their respective gross unrealized appreciation and depreciation at April 30, 2004 were as follows:

                                                                                                 NET UNREALIZED
                                              IDENTIFIED             GROSS UNREALIZED             APPRECIATION
FUND                                             COST         APPRECIATION     DEPRECIATION      (DEPRECIATION)
----                                        -------------     ------------     ------------      --------------
Opportunistic EAFE Fund                     $  28,388,332     $  7,080,429     $    729,540       $  6,350,889
Global Emerging Markets Fund                  384,252,300       90,493,547       21,668,573         68,824,974
Japan Mid Cap Fund                             89,493,369       21,893,609        1,401,123         20,492,486
Pan European Mid Cap Fund                      68,498,757       20,385,513          333,765         20,051,748
Greater China Fund                              4,859,126          208,780          421,845           (213,065)

The net unrealized appreciation/(depreciation) on foreign currency transactions at April 30, 2004, on a federal income tax basis was $6,500, $(29,703), $(12,343), $(3,343) and $(380) for Opportunistic EAFE Fund, Global Emerging Markets Fund, Japan Mid Cap Fund, Pan European Mid Cap Fund and Greater China Fund, respectively.

NOTE E - PRINCIPAL SHAREHOLDERS
The table below shows the number of shareholders each owning greater than 5% of the outstanding shares of a Fund as of April 30, 2004 and the total percentage of shares of the Fund held by such shareholders:

                                                                   5% OR GREATER SHAREHOLDERS
                                                                   --------------------------
               FUND                                              NUMBER               % OF SHARES
               ----                                              ------               -----------
               Opportunistic EAFE Fund                              6                     90.43%
               Global Emerging Markets Fund                         5                     89.34
               Japan Mid Cap Fund                                   5                     88.04
               Pan European Mid Cap Fund                            4                     85.17
               Greater China Fund                                   1                    100.00

NOTE F - CONCENTRATION OF RISK
Each Fund will invest extensively in foreign securities (i.e., those which are not listed on a United States securities exchange). Investing in foreign securities involves risks not typically found in investing in U.S. markets. These include risks of adverse change in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments and capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. All of the Funds are subject to foreign risk and may experience more rapid and extreme changes in value than Funds investing solely in the United States. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Furthermore, issuers of foreign securities are subject to different and often less comprehensive, accounting, reporting and disclosure requirements than U.S. issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities market.

The risks of investing in foreign securities may be heightened in the case of investments in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization, restrictions on foreign ownership, imposition of withholding taxes on dividend or interest payments and capital gains, or prohibitions on repatriation of assets, and may have less protection for property rights than more developed countries. Political change or instability may adversely affect the economies and securities markets of such countries. The economies of individual countries may differ favorably or unfavorably and significantly from the U. S. economy in such respects as growth of gross domestic product or gross national product, diversification, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, dependence on foreign assistance, vulnerability to change in trade conditions, structural unemployment and balance of payments position.

NOTE G - LINE OF CREDIT
Effective November 7, 2003, the Trust entered into a 364-day unsecured, uncommitted line of credit agreement with State Street Bank and Trust Company. Under the terms of the agreement, each Fund with the exception of Greater China Fund is permitted to borrow, subject to the limitations set forth in the Trust's Private Placement Memorandum, Statement of Additional Information and the 1940 Act, amounts that, in the aggregate for all Funds, will not exceed $50,000,000. The Trust pays an annual commitment fee of $5,000 which is allocated evenly to the participating Funds. Borrowings are charged interest at an annual rate equal to the then prevailing Federal Funds rate plus 0.75%, which is borne by each respective borrowing Fund. As of April 30, 2004, there were no outstanding borrowings. During the year ended April 30, 2004, the Funds did not have any siginificant borrowings or allocated fees.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the Martin Currie Business Trust and Shareholders of the Opportunistic EAFE Fund,
Global Emerging Markets Fund,
Japan Mid Cap Fund,
Pan European Mid Cap Fund and
Greater China Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Opportunistic EAFE Fund, Global Emerging Markets Fund, Japan Mid Cap Fund (formerly Japan Small Companies Fund), Pan European Mid Cap Fund and Greater China Fund, each a Fund of the Martin Currie Business Trust (the "Trust") at April 30, 2004, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 28, 2004

TRUSTEES AND OFFICERS

     Information about the Trust's Trustees and officers appears below. There is no limit to the term a Trustee may serve. The President, Treasurer and Clerk are elected annually. Other officers may be elected or appointed by the Trustees at any time. The address of each Trustee and officer is c/o Martin Currie Inc., Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EH1 2ES. The Funds' Statement of Additional Information has further information about the Trustees and is available without charge by calling 1-866-480-1888.

INTERESTED TRUSTEE

     The Trustee below is an "interested person" (as defined by the Investment Company Act of 1940) in that he is an employee of Martin Currie Inc., the investment adviser to each Fund.

                                               NUMBER OF
                                             PORTFOLIOS IN
                                                 FUND
                    POSITION(s)                COMPLEX
                    HELD WITH     POSITION    OVERSEEN BY                                                             OTHER
NAME AND AGE           FUND      HELD SINCE    TRUSTEE       PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS (1)    DIRECTORSHIPS (2)
------------        -----------  ----------  -------------  --------------------------------------------------  ------------------
Timothy J.D. Hall   Trustee      2000        5              Member of the executive board of Martin Currie
41                  and                                     Ltd., (parent company); Director and Vice
                    President                               President of Martin Currie Inc. (investment
                                                            adviser); Director of Martin Currie Global
                                                            Investors Ltd. (investment adviser), Martin Currie
                                                            Services Ltd. (investment adviser), Martin Currie
                                                            Management Ltd. (investment adviser), Edinburgh
                                                            International Investment Trust Ltd., The Western
                                                            Canada Investment Company Ltd., and Thornhill
                                                            Acquisitions Ltd.; Head of Client Services for the
                                                            group of companies owned by Martin Currie Ltd.
                                                            (the "Martin Currie Group") (investment adviser).

NON-INTERESTED TRUSTEES

     Each Trustee below is not an "interested person" (as defined by the Investment Company Act of 1940).

                                               NUMBER OF
                                             PORTFOLIOS IN
                                                 FUND
                    POSITION(s)                COMPLEX
                    HELD WITH     POSITION    OVERSEEN BY                                                             OTHER
NAME AND AGE           FUND      HELD SINCE    TRUSTEE       PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS (1)    DIRECTORSHIPS (2)
------------        -----------  ----------  -------------  --------------------------------------------------  ------------------
Simon D. Eccles     Trustee      1994        5              Chairman of BFS Absolute Trust PLC (closed-end      None
69                                                          fund); Director of 10/10 Digital Ltd.
                                                            (consultancy); Director, Sherrill House, Inc.
                                                            (not-for-profit nursing home). Formerly:
                                                            Consultant to and Director of BFS Absolute Trust
                                                            PLC; Chairman of Venturi Investment Trust
                                                            (closed-end fund).

Patrick R.          Trustee      1994        5              Self-employed investment manager; Director of The   None
Wilmerding                                                  Providence Journal (newspaper). Formerly: Director
61                                                          of Lenox Capital (private equity firm); Division
                                                            Executive of The First National Bank of Boston
                                                            (bank); and Director, Rathborne Land Company (real
                                                            estate development company).

OFFICERS (OTHER THAN OFFICERS WHO ARE ALSO TRUSTEES)

                    POSITION(s)
                    HELD WITH     POSITION
NAME AND AGE           FUND      HELD SINCE             PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS (1)
------------        -----------  ----------  -----------------------------------------------------------------
Colin Winchester    Vice         1997        Director of EBS Investment Company; Director of Edinburgh
55                  President                International Investment Trust Ltd.; Director of The Western Canada
                    and                      Investment Co. Ltd.; Director of Finance of Martin Currie Ltd.,
                    Treasurer                MartinCurrie Investment Management Ltd., Martin Currie Services
                                             Ltd., Martin Currie Trustees Ltd., Martin Currie (Bermuda) Ltd.
                                             (investment management), and Martin Currie Management Ltd.;
                                             Director of Moorgate Investment Management Ltd. (investment management). Formerly: Director of Craigengillian Estates (No. 2)
                                             Company Ltd. (private investment company), Little Hoblyn Holdings
                                             Ltd. (private investment company), and Tippet Hill Investment
                                             Company Ltd. (private investment company).

Julian M.C.         Vice         1994        Director of Legal and Compliance, Martin Currie Investment
Livingston          President                Management Ltd. (investment management); Director of Martin
43                                           Currie Services Ltd., Martin Currie (Bermuda) Ltd., and Martin
                                             Currie Absolute Return Funds General Partner Ltd. Formerly:
                                             Director of Near East Opportunities Fund Ltd., Martin Currie
                                             Private Clients Ltd., Saltire Private Fund Managers; Alternate
                                             Director of China Heartland Fund (Mauritius) Ltd., China
                                             Heartland Fund Ltd., Egypt Fund Ltd. and Taiwan Opportunities
                                             Fund Ltd.

Lorraine            Clerk        2002        Senior Compliance Analyst, Martin Currie Investment Management
McFarlane                                    Ltd. (investment management).
40

-------------
(1) Previous positions during the past five years with any of the group of companies owned by Martin Currie Ltd. are omitted if not materially different from the positions listed.
(2) Indicates other directorships held by a Trustee with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

OTHER INFORMATION - (UNAUDITED)

ADDITIONAL FEDERAL TAX INFORMATION

During the year ended April 30, 2004, the Funds received income from foreign sources and paid taxes to foreign countries as follows:

                                                                  FOREIGN SOURCE    FOREIGN TAXES
               FUND                                                   INCOME            PAID
               ----                                               --------------    -------------
               Opportunistic EAFE Fund                             $  1,114,207      $   191,007
               Global Emerging Markets Fund                           5,942,480        5,281,324
               Japan Mid Cap Fund                                       924,882           52,919
               Pan European Mid Cap Fund                              1,209,574          170,592

PROXY VOTING POLICIES AND PROCEDURES
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to the Funds' portfolio securities is available (1) without charge, upon request, by calling toll-free 1-866-480-1888 (Attention:
Wilson Madden); and (2) on page 8 of the Funds' Statement of Additional Information dated August 30, 2003, which is available on the website of the Securities and Exchange Commission at http://www.sec.gov.

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

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

                      [This page intentionally left blank]

                          MARTIN CURRIE BUSINESS TRUST

                                   ----------

                              TRUSTEES AND OFFICERS

                   Timothy J.D. Hall, TRUSTEE AND PRESIDENT *
                            Simon D. Eccles, TRUSTEE
                         Patrick R. Wilmerding, TRUSTEE
                 Colin Winchester, VICE PRESIDENT AND TREASURER
                     Julian M.C. Livingston, VICE PRESIDENT
                            Lorraine McFarlane, CLERK

                              * INTERESTED TRUSTEE

                                   ----------

                               INVESTMENT MANAGER

                               Martin Currie Inc.
                                  Saltire Court
                                20 Castle Terrace
                                Edinburgh EH1 2ES
                                    Scotland
                               011-44-131-229-5252

            Authorized and regulated by Financial Services Authority

                   Registered Investment Adviser with the SEC

                                   ----------

The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors. Shares of the Martin Currie Business Trust may be issued and sold solely in private transactions which do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act of 1933. Investments in the Trust may only be made by individuals who are accredited investors within the meaning of Regulation D of the 1933 Act.

ITEM 2.  CODE OF ETHICS.

(a) As of April 30, 2004, the registrant had adopted a code ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)    Not applicable.

(c) The registrant did not amend its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant did not grant a waiver (including an implicit waiver) from a provision of its Code of Ethics during the period.

(e)    Not applicable.

(f)    The registrant's Code of Ethics is attached hereto as an exhibit.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant oversees the accounting and financial reporting of the registrant and the audits of the financial statements of the registrant. The Trustees of the registrant who are "independent," as such term is defined in Item 3(a)(2) of this Form N-CSR (the "Independent Trustees"), review the arrangements for and the results of the annual audit and discuss with the registrant's independent auditors matters relating to the registrant's financial statements. The registrant's Board of Trustees has determined that the registrant does not have an "audit committee financial expert" (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The registrant's Board believes that the Independent Trustees collectively possess the knowledge and experience necessary to execute the Board's audit oversight functions and duties. In reaching this conclusion, the Board considered the knowledge and experience of each of the Independent Trustees, including their service on the Board since 1994, and the institutional nature of the registrant (shares of which may be sold only in private transactions to "accredited investors").

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (d)
FEES FOR SERVICES RENDERED TO THE REGISTRANT

FISCAL YEAR
ENDED 4/30         AUDIT FEES        AUDIT-RELATED FEES     TAX FEES     ALL OTHER FEES
--------------------------------------------------------------------------------------
2003*              $ 104,525         $      0               $ 15,275     $ 0
2004**             $ 144,400         $ 20,300               $ 20,000     $ 0

* relates to four series of the registrant.

** relates to five series of the registrant.

Audit Fees shown above represent fees and expenses for services provided for the fiscal year indicated (and not the fees and expenses billed during such year). The amount shown above for 2004 represents an estimate for expenses.

Audit-Related Fees for 2004 represent fees and expenses for services rendered to the registrant during the fiscal year for the performance of agreed upon procedures with respect to the registrant's semi-annual financial statements.

Tax Fees represent fees and expenses for services rendered to the registrant for tax return review and signing and review of required income and capital gains distribution calculations. The amounts shown above represent fees and expenses billed during the fiscal year indicated above.

       (e)(1) The registrant's Board of Trustees has established pre-approval procedures pursuant to paragraph (c)(7)(i)(B) of Rule 2-01 of Regulation S-X, which include regular pre-approval procedures and interim pre-approval procedures. Under the regular pre-approval procedures, the Board pre-approves at its regularly scheduled meetings audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. Under the interim pre-approval procedures, any member of the Board who is an Independent Trustee is authorized to pre-approve a proposed engagement that arises between regularly scheduled Board meetings and that needs to commence prior to the next regularly scheduled meeting. Such Independent Trustee must report to the full Board at its next regularly scheduled meeting on the pre-approval decision. The pre-approval procedures also provide that certain specific types of engagements in amounts less than $10,000 are pre-approved without further action of the Board.

(e)(2) Not applicable.

(f) Not applicable.

(g)

FISCAL YEAR                 AGGREGATE NON-AUDIT FEES
-----------                 ------------------------
2003                        $ 15,275
2004                        $ 40,030

The amounts set out above represent the aggregate non-audit fees billed by the registrant's accountant to the registrant. The registrant's accountant did not render non-audit services to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h) Not applicable. The registrant's accountant did not render non-audit services to the registrant's investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that, to the best of their knowledge, the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) There have been no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of Ethics.

(a)(2) Certifications required by Rule 30a-2(a) under the Act.


                                   SIGNATURES

     Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              MARTIN CURRIE BUSINESS TRUST

                              By: /s/ Timothy J.D. Hall
                                  ---------------------------------
                              Name:  Timothy J.D. Hall
                              Title:  President
                              Date:   July 1, 2004


     Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date:  July 1, 2004           By: /s/ Timothy J.D. Hall
                                 ----------------------------------
                              Name:   Timothy J.D. Hall
                              Title:  President



Date:  July 1, 2004           By: /s/ Colin Winchester
                                 ----------------------------------
                              Name:   Colin Winchester
                              Title:  Vice President and
                                      Treasurer

                                  EXHIBIT LIST

11(a)(1)       Code of Ethics.
11(a)(2)(i)    Certification of the Principal Executive Officer required
               by Rule 30a-2(a) under the Act.
11(a)(2)(ii)   Certification of the Principal Financial Officer required
               by Rule 30a-2(a) under the Act.